As filed with the Securities and Exchange Commission on January 23, 2015

Securities Act File No. 333-[______]

Investment Company Act File No. 811-22312

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO. ______
☐	POST-EFFECTIVE NO. ______

AND/OR

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	AMENDMENT NO. 8

ACAP STRATEGIC FUND

(Exact Name of Registrant as Specified in Charter)

350 Madison Avenue, 9th Floor
New York, New York 10017
(Address of Principal Executive Offices)

(212) 389-8713
(Registrant’s Telephone Number, including Area Code)

A. Tyson Arnedt
SilverBay Capital Management LLC
350 Madison Avenue, 9th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copies to:
George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c)

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

☒	immediately upon filing pursuant to paragraph (b)
☐	on [_________] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐    This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement or the same offering is – ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER SHARE[1]	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE[2]	AMOUNT OF REGISTRATION FEE[2]
Shares of Beneficial Interest	77,942,323	$12.83	$1,000,000,000	$116,200

[1]	Estimated solely for the purpose of calculating the registration fee.

[2]	The registration fee for shares offered hereby has been calculated under Rule 457(d) of the Securities Act based on the net asset value per share of the Registrant on January 1, 2015. $94,837 was previously paid to the Commission in connection with the Registrant’s Registration Statement filed on January 23, 2014 (File nos. 333-193501 and 811-22312) (the “2014 Registration Statement”). Because $731,421,265 of the $981,929,145 offering amount registered pursuant to the 2014 Registration Statement currently remains unsold, the Registrant is offsetting $94,207 (reflecting the filing fee in effect for the 2014 Registration Statement) against the current $116,200 filing fee, as permitted by Rule 457(p) of the Securities Act.

January 23, 2015

ACAP Strategic Fund

Shares of Beneficial Interest

Class A Shares

Class W Shares

ACAP Strategic Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% - 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter (as described on the next page). SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”).

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes, i.e., leverage its assets. The Fund may also generate leverage through engaging in securities lending. Short sales, swaps and the use of leverage (either directly or through securities lending) are speculative investment practices and involve a high degree of risk. (See “Principal Risk Factors — Leverage & Borrowings Risk” and “— Securities Lending Risk.”)

The Fund has no plans to list its shares of beneficial interest (“shares”) on any securities exchange, and there is no assurance that any secondary market will develop for shares. Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor’s account with an Underwriter or a Selling Agent (each as defined on the next page) and, except for certain circumstances, may only be transferred to persons who are “Qualified Investors” (as described on the next page). Effective December 18, 2014, all existing shares of the Fund were designated “Class A shares.”

This prospectus (the “Prospectus”) sets forth concisely the information about the Fund that a prospective investor should know before investing. You are advised to read this Prospectus carefully and to retain it for future reference. A statement of additional information (“SAI”) dated January 23, 2015, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page 52 of this Prospectus), the Fund’s annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by writing to ACAP Strategic Fund, 350 Madison Avenue, 9th Floor, New York, NY 10017 or by calling collect (212) 389-8713 (the Fund does not maintain an Internet Website). You also may obtain a copy of the SAI (as well as material incorporated by reference and other information regarding the Fund) from the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

INVESTING IN SHARES INVOLVES A HIGH DEGREE OF RISK. (SEE “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 18.)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MAINSAIL GROUP, LLC

Underwriter

(CONTINUED FROM COVER PAGE)

	Class A Shares	Class W Shares
Total Offering Amount (1)	$1,000,000,000	$1,000,000,000
Maximum Sales Load (2)	3.00%	$0
Minimum Sales Load (1)(2)	0.00%	$0
Proceeds to the Fund (maximum) (3)	$1,000,000,000	$1,000,000,000
Proceeds to the Fund (minimum) (3)	$970,000,000	$1,000,000,000

(1)	The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000. Minimum subsequent investments must be at least $10,000 (in each case, including a sales load if applicable).

In addition, Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors are able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

(2)	Class A share investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “The Offering — Plan of Distribution.”) The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund. The sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

(3)	Offering expenses are not expected to exceed $173,943 and will be borne by the Fund. The minimum net proceeds to the Fund for Class A shares, after payment of the estimated offering expenses of $86,971, would be approximately $969,913,029. The minimum net proceeds to the Fund for Class W shares, after payment of the estimated offering expenses of $86,971, would be approximately $999,913,029.

Mainsail Group, L.L.C. (the “Underwriter”), an underwriter under the federal securities laws, serves as the underwriter of the Fund’s shares on a best efforts basis. Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares. The Fund reserves the right to withdraw, cancel, suspend or modify the offering of shares at any time. Shares of the Fund are offered for purchase once a month at a price equal to net asset value next determined after an order is accepted, plus a sales load (if applicable). Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Underwriter prior to the close of business (normally 5pm) on the day of the month specified by the Underwriter in a written communication to the Selling Agents (and communicated by Selling Agents to their customers), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month (a “Closing Time”). At each Closing Time purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. Investors will receive written or electronic confirmation of each transaction and regular reports showing account balances. A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time.

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Pursuant to the distribution agreement, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees.

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) (“Qualified Investors”), as described more fully herein. In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent prior to the Closing Time. (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) The Fund reserves the right to reject, in its sole discretion, any purchase order for shares in whole or in part at any time. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with an Underwriter or Selling Agent. Additional information regarding the process for buying shares is set forth under “The Offering — Purchase Terms; Minimum Investment” and “Investor Qualifications and Suitability.”

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(CONTINUED FROM INSIDE FRONT COVER)

Investors may not be able to sell their shares. The Fund has no plans to list its shares on any securities exchange, the Fund’s shares have no history of public trading and there is no assurance that any secondary market will develop for shares. Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor’s account with an Underwriter or a Selling Agent and, except for certain circumstances, may only be transferred to persons who are Qualified Investors. If an investor attempts to transfer shares to someone who is not a Qualified Investor, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, or to an account with a broker or dealer that has not entered into a selling agreement with an Underwriter, the transfer will not be permitted. (See “Investor Qualifications and Suitability — Investor Suitability: Transfer Restrictions.”)

The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter are entirely within the discretion of the Fund’s board of trustees and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares. There can be no assurance that shareholders tendering shares for repurchase in any such offer will have all of their tendered shares repurchased by the Fund. (See “Additional Risk Factors — Repurchase Offers” and “Repurchase Offers — Oversubscribed Repurchase Offer.”)

The Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets. Additionally, following the end of each fiscal year (and whenever the Fund conducts a share repurchase offer, as described herein), the Fund pays the Adviser an incentive fee (the “Incentive Fee”) generally equal to 20% of the Fund’s net profits, subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits. For purposes of calculating the Incentive Fee, net profits will generally be determined by calculating the amount by which the net assets of the Fund as of the end of a fiscal year exceeds the net assets as of the beginning of the fiscal year (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions). For more details regarding the Incentive Fee, see “Fees and Expenses — Incentive Fee.” The Incentive Fee structure presents risks that are not present in investment funds without incentive fees. (See “Additional Risk Factors — The Incentive Fee.”) The fees paid by the Fund to the Adviser are similar to those of private investment funds, but significantly higher than those of most other registered investment companies. (See “Fees and Expenses — Management Fee” and “— Incentive Fee.”)

SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

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TO ALL INVESTORS

This prospectus (the “Prospectus”) does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should rely only on information contained in this Prospectus, the Fund’s statement of additional information and exhibits filed by the Fund. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. Prospective investors should read this Prospectus carefully before investing and retain it for future reference.

PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

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APPENDIX B: PORTFOLIO MANAGER PERFORMANCE INFORMATION	B-1
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PROSPECTUS SUMMARY

In making an investment decision, an investor must rely upon his, her or its own examination of ACAP Strategic Fund (the “Fund”) and the terms of the offering, including the merits and risks involved in acquiring shares of beneficial interest (“shares”) in the Fund. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this prospectus (the “Prospectus”). An investor should review the entire Prospectus and statement of additional information (“SAI”), available upon request, before making a decision to purchase shares of the Fund.

The Fund	ACAP Strategic Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. SilverBay Capital Management LLC, a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”), serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”), which is registered with the SEC as an investment adviser. Mr. Panayotis (“Takis”) Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal portfolio manager (the “Portfolio Manager”) and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund’s commencement of operations in March 2010. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s principal Portfolio Manager.

Principal Investment Strategies	The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. “Growth companies” are generally considered to possess these characteristics. For purposes of the Fund’s investment program, “equity securities” means common and preferred stocks (including IPO securities), convertible securities, stock options (call and put options), warrants and rights. The Fund may also seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. Under circumstances when the Adviser identifies greater opportunities for capital appreciation by effecting short sales (relative to investing in long positions), the Fund’s portfolio may have a “net-short bias,” where the dollar value of the short positions exceed the value of long positions. The Fund may also effect short sales for hedging purposes. Due to limitations imposed by the 1940 Act and operational requirements, the Fund generally expects that no more than 50 percent of its total assets would be represented by short sales. (See “Principal Risk Factors — Leverage & Borrowings Risk.”) The Adviser also expects that the Fund’s investment program will make frequent use of leverage. Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets. (See “Principal Risk Factors — Leverage & Borrowings Risk.”) The Fund may also generate leverage through engaging in securities lending. (See “Principal Risk Factors — Securities Lending Risk.”) Short sales, swaps and the use of leverage (either directly or through securities lending) are considered speculative investment practices and involve certain risks. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income.
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(For a more detailed discussion of the tax consequences of short sale transactions, see “Certain Tax Matters — Taxation of Short Sales.”) The Adviser may use total return swaps to gain long or short investment exposures in lieu of purchasing or selling an equity security directly. In comparison to certain direct long or short transactions, total return swap transactions can sometimes offer more advantageous financing costs and/or a more efficient means of gaining exposure to certain foreign markets where direct investment may be restricted or cost prohibitive. The use of swaps exposes the Fund to counterparty credit risk and leverage risk. (See “Principal Risk Factors — Counterparty Credit Risk” and “Leverage and Borrowings Risk”) The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization. The Fund may invest without limitation in securities of “foreign issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. The Fund’s investments in foreign companies may include companies that are located in, or conduct business in, emerging or less developed countries. These investments are typically subject to certain risks to a much greater degree than investments in developed countries. (See “Principal Risk Factors — Foreign Investment Risk.”)

In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and research to identify attractive investment opportunities. The Adviser’s investment process involves a research driven, bottom-up analysis of a security’s potential for appreciation or depreciation, and includes consideration of the financial condition, earnings outlook, strategy, management and industry position of issuers. This analytical process involves the use of valuation models, review and analysis of published research, and, in some cases, discussions with industry experts and company visits. The Adviser also takes into account economic and market conditions.

Historically, Alkeon, the sole member of the Adviser, has found significant opportunities for maximum capital appreciation in the equity securities of companies which derive a major portion of their revenue directly or indirectly from business lines which benefit, or are expected to benefit, from technological events, advances or products (“Technology Companies”). These include companies whose processes, products or services, in the judgment of Alkeon, are or may be expected to be significantly benefited by scientific developments in the application of technical advances in manufacturing and commerce. Conversely, Alkeon has also found opportunities for maximum capital appreciation in the equity securities of companies that are, or may be expected to be, disadvantaged by technological events, advances or products. As a result, these companies, together with Technology Companies, are expected to comprise a significant portion of the Fund’s portfolio. The Fund’s investment program may also include investments in the equity securities of companies in a variety of other industries and sectors.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.
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Non-Principal Investment Practices	In addition to its principal investment strategies, the Fund may, from time to time, invest in debt securities and certain derivative instruments (in addition to the options and swaps described under “Principal Investment Strategies”), such as forward contracts, options on stock indices and structured-equity notes. The Fund may also purchase retail shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. The Fund also invests in money market instruments for liquidity purposes. (See “Non-Principal Fund Investment Practices and Their Risks.”)

Borrowings	The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks. The Fund may also generate leverage through engaging in securities lending, use of short sales and entering into total return swaps. The Fund’s investment program makes frequent use of leverage. (See “Principal Risk Factors — Borrowings & Leverage Risk” and “— Securities Lending Risk.”)

Management of the Fund	The board of trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. It has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund.”)

The Adviser	The Adviser, SilverBay Capital Management LLC, a Delaware limited liability company, serves as the investment adviser of the Fund. Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Adviser is controlled by Alkeon.

Mr. Sparaggis, the Fund’s principal Portfolio Manager, manages other accounts in accordance with an investment strategy that is substantially similar to that of the Fund. (See “Performance Information.”)

Management Fee & Incentive Fee	In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”). The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described on the next page),
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without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. “Fiscal Period” means each twelve-month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. (Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year.) In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to four times each fiscal year. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year).

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable. This is sometimes known as a “high water mark.” (See “Fees and Expenses — Incentive Fee.”)

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. (See “Additional Risk Factors — The Incentive Fee.”) In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies.
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The Offering

Effective December 18, 2014, all existing shares of the Fund were designated “Class A shares.” Class A shares are subject to a front-end sales charge and a distribution and shareholder servicing fee. Unlike Class A shares, Class W shares are not subject to any sales load or distribution and shareholder servicing fees.

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to 3% of the amount invested (as described below). Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. The Fund’s net asset value per share will be circulated to Selling Agents (as defined below) offering shares of the Fund.

The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000. Subsequent investments must be at least $10,000. The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors are able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with the Underwriter (as defined below) or a Selling Agent. In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent. (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time. The Fund also reserves the right to suspend or terminate the offering of shares at any time.
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Additional information regarding the share purchase process is set forth under “Investor Qualifications and Suitability.”

Mainsail Group, L.L.C. (“Mainsail” or the “Underwriter”), an underwriter under the federal securities laws, serves as the underwriter of shares on a best efforts basis, pursuant to the terms of the Underwriter’s distribution agreement with the Fund, and may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares. Mainsail is affiliated with Alkeon, the sole member of the Adviser.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of Class A shares of up to 3%. The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. The sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families. The sales load will neither constitute an investment made by the investor in nor form part of the assets of the Fund. The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

Distribution and Shareholder Servicing Fees	Under the terms of the distribution agreement with the Fund, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. Class W shares are not subject to the Distribution and Shareholder Servicing Fees. (See “Fees and Expenses — Distribution and Shareholder Servicing Fees.”)

Fund Expenses	The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Underwriter pursuant to their agreements with the Fund, including, but not limited to: all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses. (See “Fees and Expenses — Other Fees and Expenses of the Fund.”)

Investor Qualifications	Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the
6

residence) (“Qualified Investors”). (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) Shares may be held only through the Underwriter or a Selling Agent.

So long as an investor satisfied the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus.

Any attempt to transfer shares to someone who is not a Qualified Investor, other than by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, or to an account with a broker or dealer that has not entered into a selling agreement with the Underwriter will not be permitted and will be void. (See “Investor Qualifications and Suitability.”)

Investor Suitability	An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial advisor to determine whether an investment in the Fund is suitable for your risk profile. (See “Investor Qualifications and Suitability.”)

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions	The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, the Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Although the Fund makes quarterly offers to repurchase its shares, there can be no assurance that the Fund will repurchase all shares that are tendered by a shareholder in connection with any repurchase offer.

Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and who hold their shares through an Underwriter or a Selling Agent. The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Quarterly Repurchase Offers	The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter.
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However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter are entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares. If the number of shares tendered for repurchase in any repurchase offer exceeds the number of shares that the Fund has offered to repurchase, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. (See “Repurchase Offers — Oversubscribed Repurchase Offer.”) The Fund reserves the right, under Rule 23c-3(c) of the 1940 Act, to conduct a special or additional repurchase offer that is not made pursuant to its fundamental policy on repurchases under certain circumstances.

Principal Risk Factors	An investment in the Fund involves a high degree of risk. There can be no assurance that the Fund’s investment objective will be achieved. In particular, the Fund’s use of leverage (either directly through borrowings or through engaging in securities lending), short sales and derivative transactions can, in certain circumstances, result in significant losses to the Fund. The value of the Fund’s investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political and legal developments.

Because the Fund primarily invests in common stocks and other equity securities, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of other investment companies. A high portfolio turnover rate (one that exceeds 100% in our view) may also result in the greater realization of capital gains, including short-term gains which are taxable to shareholders at the same rates as ordinary income. (See “Principal Risk Factors — Active Management Risk.”)

Investing in securities of Technology Companies involves additional risks. These risks include: the fact that certain companies in the Fund’s portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors’ sentiments and preferences with regard to investments in Technology Companies (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. and foreign stock markets which may disproportionately affect the prices of securities of Technology
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Companies and thus cause the Fund’s performance to experience substantial volatility. The Fund is thus subject to these and other risks associated with Technology Companies to a much greater extent than a fund that does not emphasize these investments. (See “Principal Risk Factors — Technology Company Securities.”)

The Fund may invest a substantial portion of its assets in the securities of “growth companies.” Investing in growth companies involves substantial risks. Securities of growth companies may perform differently from the stock market as a whole and may be more volatile than other types of stocks. Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth. Securities of growth companies may also be more expensive relative to their earnings or assets compared to value or other types of stocks. (See “Principal Risk Factors — Growth Company Securities.”)

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also effect short sales for hedging purposes. A short sale involves selling a security the Fund does not own in anticipation that the security’s price will decline. Under circumstances when the Adviser identifies greater opportunities for capital appreciation by effecting short sales (relative to investing in long positions), the Fund may have a “net-short bias,” where the dollar value of short positions in the portfolio exceeds the dollar value of long positions. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. (See “Principal Risk Factors — Risk of Short Sales.”)

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Brokers are Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC. The Fund may add one or more additional Prime Brokers. The Fund, each Prime Broker and The Bank of New York Mellon, the Fund’s custodian, are parties to agreements in which the Prime Broker retains custody, on behalf of the Fund, of the cash proceeds from securities sold short. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. The Adviser will monitor regularly the creditworthiness of a Prime Broker.

The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts. If a counterparty to a swap contract becomes bankrupt or otherwise fails to perform its obligations due to financial
9

difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect swap transactions only with counterparties that it believes are creditworthy. (See “Principal Risk Factors — Counterparty Credit Risk.”)

The Fund’s investment program makes frequent use of leverage by borrowing money to purchase securities on margin (or borrowing from banks). This practice is speculative and involves certain risks. Because short sales involve borrowing securities and then selling them, the Fund’s short sales have the additional effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending and entering into total return swaps. Although leverage can increase investment returns if the Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per share. In the event that the Fund’s portfolio investments decline in value, the Fund could be subject to a “margin call” and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. (See “Principal Risk Factors — Leverage & Borrowings Risk” and “ — Securities Lending Risk.”)

The Fund invests in equity securities without regard to the issuer’s market capitalization. Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies. (See “Principal Risk Factors — Market Capitalization Risk.”)

The Fund may invest without limitation in securities of “foreign issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. (Some of these “foreign issuers” may be legally organized or have principal offices located in the U.S.) Investments in foreign issuers are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. The Fund may also invest in companies located in, or doing business in, emerging or less developed countries. These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility in the Fund’s net asset value. There is no limit on the amount of the Fund’s assets that may be invested in companies located or doing business in emerging market countries. (See “Principal Risk Factors — Foreign Investment Risk.”)
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The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund’s assets that may be invested in the securities of any one issuer. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. (See “Principal Risk Factors — Non-Diversified Status.”)

Additional Risk Factors	The Incentive Fee may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the application of the Incentive Fee may not correspond to a particular shareholder’s experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding share. The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares.

Shares of the Fund are not traded on any securities exchange or other market and, except for certain circumstances, are subject to substantial restrictions on transfer. Although the Fund offers to repurchase its shares quarterly, there can be no assurance that the Fund will repurchase all shares tendered by a shareholder for repurchase in any such offer.

In light of the foregoing risks, an investment in shares of the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

Potential Conflicts of Interest	The investment activities of Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. (See “Potential Conflicts of Interest.”)

Distribution Policy	Dividends will be paid annually on the shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. Payments on shares will vary in amount depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income. Dividends and capital gain distributions to shareholders will be automatically reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.

Taxation	The Fund has elected to be treated as a “Regulated Investment Company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify as a RIC for federal income tax purposes. As such, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts. Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in shares of the Fund.
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(See “Certain Tax Matters” and, in the SAI, “Tax Aspects.”)

Reports to Shareholders	As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Term	The Fund’s term is perpetual, except that the Fund may be terminated as provided in the Amended and Restated Declaration of Trust of the Fund.

Fiscal Year	The Fund’s fiscal year ends on each September 30. The Fund’s tax year for federal income tax purposes also ends on each September 30.

Administrator	BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s administrator and provides various administrative and accounting services necessary for the operations of the Fund.

Custodian	The Bank of New York Mellon, located at 101 Barclay Street, 20W, New York, NY 10286, serves as the custodian for the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and for retaining sub-custodians to maintain custody of foreign securities held by the Fund. Additionally, the Prime Brokers custody cash proceeds from Fund securities sold short.

Transfer Agent	BNYMIS also serves as transfer agent and registrar with respect to shares of the Fund.

Legal Counsel	Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm also acts as counsel to the Fund’s Independent Trustees. The firm does not represent potential investors with respect to their investment in the Fund.
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SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

	Class A Shares	Class W Shares(1)
Shareholder Transaction Expenses

Maximum Sales Load (as a percentage of offering price) (2)	3.00%	None

Annual Expenses (as a percentage of net assets attributable to shares)

Management Fee	1.50%	1.50%
Incentive Fee (for Fiscal 2013-2014) (3)(4)	0.02%	0.02%
Distribution and Shareholder Servicing Fees (5)	0.75%	None
Interest Payments on Borrowed Funds (6)	0.00%	0.00%
Expenses on Securities Sold Short (7)	1.29%	1.29%
Other Expenses (8)	0.24%	0.24%
Total Annual Expenses (including the Incentive Fee) (4)	3.80%	3.05%

(1)       As of the date of this Prospectus, there are no Class W shares issued. As is the case with Class A shares, the Incentive Fee, Interest Payments on Borrowed Funds, Expenses on Securities Sold Short, and “Other Expenses” shown in the Table for Class W shares are based on actual expenses incurred by the Fund’s Class A shares for the fiscal year ended September 30, 2014.

(2)       In connection with initial and additional investments, investors in Class A shares may be charged a sales load of up to 3% of the amounts transmitted in connection with their purchases of shares. No sales load will be charged to certain types of investors. Class W shares are not subject to a sales load. (See “The Offering — Plan of Distribution.”)

(3)       The Fund pays the Adviser a performance-based Incentive Fee promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined herein) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account, without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund. In such event, only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of a fiscal year). (See “Fees and Expenses — Incentive Fee.”)

(4)       The Incentive Fee shown in the table reflects actual Incentive Fees paid for the fiscal year ended September 30, 2014 and thus reflects only performance of the Fund for the fiscal period September 30, 2013 through September 30, 2014. During this period, the dollar amount of the Incentive Fee paid by the Fund to the Adviser was $286,519. As described above, the Incentive Fee varies based on the Fund’s performance for each Fiscal Period. For example, if the Fund were to have flat or negative performance in a given year, the amount shown for Incentive Fee would be zero. Accordingly, the fee shown in the table is not in any way intended to predict the future performance of the Fund nor does it predict the level of future Incentive Fees to be paid, if any.

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(5)       Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees. (See “Fees and Expenses — Distribution and Shareholder Servicing Fees.”)

(6)       “Interest Payments on Borrowed Funds” is based on the Fund’s historical average since the Fund’s inception in March 2010 through September 30, 2014. However, this amount may vary in the current year and going forward, depending on market conditions as well as the availability of investment opportunities. Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes.

(7)       The Fund may effect short sales of securities for both capital appreciation and for hedging purposes. “Expenses on Securities Sold Short” shown in the table reflects an estimate of net expenses to be incurred (after credit for any interest earned) by the Fund in effecting short sales during the current fiscal year and is based on the Fund’s historical average since the Fund’s inception in March 2010 through September 30, 2014. For the fiscal year ended September 30, 2014, the Fund’s actual net Expenses on Securities Sold Short was 1.30%. However, this amount may vary in the current fiscal year and going forward, depending on whether the securities the Fund sells short pay dividends, the size of any such dividends and the amount of interest expenses on short sales paid to a broker when the proceeds of the short sale are released to the Fund. Due to limitations imposed by the 1940 Act and operational requirements, the Fund generally expects that no more than 50 percent of its total assets would be represented by short sales.

(8)       “Other Expenses” shown in the table reflects an estimate of all expected ordinary operating expenses for the current fiscal year. The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses may vary.

	1 Year	3 Years	5 Years	10 Years
Class A:

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return and a sales load of 3%:	$69	$149	$230	$440

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return (without a sales load):	$40	$123	$206	$423

Class W	$31	$94	$159	$335

The example includes the payment of the Incentive Fee assuming that the Fund’s annual return is 5%. The example excludes the actual Incentive Fee paid for 2013-2014, which fee is reflected in the line item titled “Total Annual Expenses” in the table above. If the Incentive Fee actually paid for fiscal 2013-14 were reflected, the foregoing expenses for Class A (assuming a sales load of 3%) would be $67, $138, $206, and $368 for the 1, 3, 5, and 10 year periods, respectively. This is less than the amounts indicated in the Example Table above because the table amounts assume an Incentive Fee paid on a 5% return, whereas the actual Incentive Fee paid last year reflected returns that were less than the 5% assumed. The expense example amounts (including their taking into account of Incentive Fees) are not in any way

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intended to predict the performance of the Fund. The example is for illustration purposes only and no actual level of future Fund performance should be expected based on the amounts shown.

The Incentive Fee is calculated based on the Fund’s net profit, which is generally determined by calculating the amount by which the net assets of the Fund as of the end of a Fiscal Period exceeds the net assets as of the beginning of the Fiscal Period (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions), subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits. As a result, the dollar amounts in the example could be significantly higher if the Fund’s actual rate of return exceeds 5%.

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown in the example. For a more complete description of the various costs and expenses, see “Fees and Expenses.” Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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FINANCIAL HIGHLIGHTS

The information contained in the table below sets forth selected information derived from the financial statements contained in the Fund’s annual reports for the years ended September 30, 2014, September 30, 2013, October 31, 2012 and October 31, 2011 and the period ended October 31, 2010 (collectively, the “Annual Reports”). Effective November 1, 2012, the Fund’s fiscal year end was changed from October 31 to September 30. Fiscal period end September 30, 2013 was the first since the Fund changed its fiscal year end from October 31 to September 30. The financial statements for the years ended September 30, 2014, September 30, 2013, October 31, 2012 and October 31, 2011 and period ended October 31, 2010 have been audited by Grant Thornton LLP (“Grant Thornton”). Grant Thornton’s report, along with the Fund’s financial statements, is included in the Annual Report for the year ended September 30, 2014. The Fund’s Annual Reports have been filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov, and are also available upon request by calling (888) 266-2200.

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013*	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Period March 1, 2010 (commencement of operations) through October 31, 2010
Net asset value per Share, beginning of period	$13.06	$11.33	$11.13	$10.57	$10.00
Income from investment operations (a):
Net investment loss	(0.38)	(0.75)	(0.59)	(0.74)	(0.66)
Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	0.14	2.48	0.85	1.30	1.23
Total income/(loss) from investment operations	(0.24)	1.73	0.26	0.56	0.57
Distributions to shareholders:
Realized capital gains	(0.06)	—	(0.06)	—	—
Total distributions to shareholders	(0.06)	—	(0.06)	—	—
Net asset value per Share, end of period	12.76	13.06	$11.33	$11.13	$10.57
Total return—gross (b) (c) (e)	(1.76%)	19.06%	2.93%	6.55%	7.32%
Total return—net (b) (c) (e)	(1.84%)	15.27%	2.38%	5.30%	5.70%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	1,468,900	1,137,349	694,581	325,272	152,052
Average net assets (dollars in thousands), end of period	1,408,062	931,507	519,202	269,839	65,890
Ratio of expenses to average net assets (d) (e)	3.99%	7.99%	5.68%	6.81%	9.81%
Ratio of expenses without incentive fee to average net assets (d) (e)	3.97%	4.01%	5.03%	5.38%	6.27%
Ratio of incentive fee to average net assets (c) (e)	0.02%	3.98%	0.65%	1.43%	3.54%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (d) (e)	2.49%	2.50%	2.58%	2.86%	3.58%
Ratio of dividend and interest expense to average net assets (d) (e)	0.75%	0.61%	0.98%	1.09%	1.17%
Ratio of security trading related expenses to average net assets (d) (e)	0.73%	0.90%	1.46%	1.43%	1.52%
Ratio of net investment loss to average net assets (d) (e)	(2.87%)	(6.84%)	(4.57%)	(5.75%)	(8.62%)
Portfolio turnover on investments in securities (c)	113%	127%	97%	108%	148%
Average debt ratio (d)	0.16%	0.21%	0.03%	0.12%	0.37%
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*	Effective November 1, 2012, the Fund’s fiscal year end was changed from October 31 to September 30.

(a)	Per Share amounts presented are based on monthly Shares outstanding throughout the period indicated.

(b)	Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	Annualized for periods of less than one year.

(e)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.
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PRINCIPAL RISK FACTORS

ACAP Strategic Fund (the “Fund”) is a speculative investment and an investment in the Fund’s shares of beneficial interest (“shares”) entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved. In particular, the Fund’s use of leverage (either directly through borrowings or through engaging in securities lending), active trading, short sales and derivative instruments can, in certain circumstances, result in significant losses to investors who purchase shares (“shareholders”).

General

All securities investments risk the loss of capital. Shareholders may experience a significant decline in the value of their investment. Prospective shareholders should invest only if they can sustain a complete loss of their investment. To the extent that the Fund makes substantial investments in securities of a single issuer or issuers in a single industry sector, the risk of any investment decision is increased. In addition, the value of the Fund’s investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political, regulatory and legal developments. Further, the Fund’s use of leverage (either directly through borrowings or through engaging in securities lending), short sales or derivative transactions can result in significant losses to the Fund. Shareholders could lose some or all of their investment.

General economic or market conditions may adversely affect the investments made by the Fund.  In addition, a downturn or contraction in the global economy or in the capital markets, or in certain industries or geographic regions thereof, may restrict the availability of suitable investment opportunities for the Fund and/or the opportunity to liquidate any such investments, each of which could prevent the Fund from meeting its investment objective.  A general economic downturn could also result in the diminution or loss of the investments made by the Fund.  At the same time, market conditions could also increase the number of shares requested for repurchase by the Fund.

Beginning in the fall of 2008, world financial markets experienced extraordinary market conditions, including, among other things, extreme losses and volatility in securities markets and the failure of credit markets to function. In reaction to these events, regulators in the U.S. and several other countries undertook unprecedented regulatory actions.

The U.S. Government and securities regulators of many other jurisdictions continue to consider and implement other measures to stabilize U.S. and global financial markets. It is uncertain whether regulatory actions taken by regulators or any other regulatory actions will be able to prevent further losses and volatility in securities markets, or stimulate the credit markets. The investment adviser of the Fund, SilverBay Capital Management LLC (the “Adviser”), believes that the Fund may be materially adversely affected by the foregoing events, or by similar or other events in the future. In the longer term, there may be significant new regulations that could limit the Fund’s activities and investment opportunities or change the functioning of capital markets, and there is the possibility that a severe worldwide economic downturn could occur and continue for a period of years. Consequently, the Fund may not be capable of, or successful at, preserving the value of its assets, generating positive investment returns or effectively managing its risks.

Consequences of a severe worldwide economic downturn that may adversely affect the Fund include, among other things:

•	a potential lack of available credit, lack of confidence in the financial sector and reduced business activity, all which could materially and adversely affect the Fund and economic conditions generally. For example, the Fund offers to repurchase a certain percentage of its outstanding shares each fiscal quarter. The erosion of confidence in the financial sector, and further deterioration of the financial markets and economic conditions generally, could lead to larger numbers of shareholders tendering their Fund shares for repurchase. This could result in a general decline in the Fund’s asset base over time, thus hampering the Fund’s ability to effectively invest its
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capital to achieve its investment objective.  (See “Repurchase Offers — Consequences of Repurchase Offers.”) The longer these conditions persist, the greater the probability that these factors could have an adverse effect on the Fund’s financial results and continued viability;

•	a significant decline in the equity markets which may reduce the value of the Fund’s portfolio securities; and

•	the possibility that utilizing short-selling transactions, derivative instruments and hedging strategies of the type the Fund may use might not perform as intended or expected, resulting in higher realized losses and unforeseen cash needs. In addition, these transactions depend on the performance of various counterparties. Due to the challenging conditions in the financial markets, these counterparties may fail to perform, thus rendering the Fund’s transactions ineffective, which would likely result in significant losses to the Fund. (See “Principal Risk Factors — Counterparty Credit Risk.”)

Active Management Risk

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of other investment companies. A high portfolio turnover rate (one that exceeds 100% in our view) may also result in the greater realization of capital gains, including short-term gains which are taxable to shareholders at the same rates as ordinary income.

Risk of Equity Securities

The Fund primarily invests in publicly-traded “equity securities,” which, for these purposes, means common and preferred stocks (including initial public offerings or “IPOs”), convertible securities, stock options (call and put options), warrants and rights. Thus, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

In addition, special risks are associated with investments in IPO securities including a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them. (See “Principal Risk Factors — Market Capitalization Risk.”)

Convertible securities also carry unique risks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). Therefore, the investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock

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approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value. A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income or preferred security, as applicable.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

With respect to stock options, the sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security (owned by the Fund) or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. The sale of a covered put option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the cash or liquid securities that are required to be placed in a segregated account in order to engage in a covered put option. In addition, when options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. (See “Principal Risk Factors — Counterparty Credit Risk.”) These options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Finally, warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Technology Company Securities

Under normal market conditions, the Fund will maintain a significant exposure to the equity securities of companies which derive a major portion of their revenue directly or indirectly from business lines which benefit, or are expected to benefit from, technological events, advances or products (“Technology Companies”). Investing in securities of Technology Companies involves additional risks. These risks include: the fact that certain companies in the Fund’s portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors’ sentiments and preferences with regard to investments in Technology Companies (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. and foreign stock markets which may disproportionately affect the prices of securities of Technology Companies and thus cause the Fund’s performance to experience substantial volatility. The Fund is thus subject to these and other risks associated with Technology Companies to a much greater extent than a fund that does not emphasize these investments.

It should be noted that the Adviser’s definition of “Technology Companies” (as indicated above) covers companies in a broader range of industries and sectors than those that are more commonly considered technology companies. As a result, the Fund’s portfolio and performance may not resemble those of funds that are concentrated in more traditional technology companies.

Growth Company Securities

The Fund may invest a substantial portion of its assets in “growth companies.” Investing in growth companies involves substantial risks. Securities of growth companies may perform differently from the

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stock market as a whole and may be more volatile than other types of stocks. Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth. Securities of growth companies may also be more expensive relative to their earnings or assets compared to value or other types of stocks.

Risk of Net-Long Bias

The Fund’s portfolio generally operates with a “net-long bias,” i.e., the dollar value of long positions in the portfolio exceed the dollar value of short positions. As a result, in a declining equity market environment, operating with a net-long bias could subject the Fund’s portfolio to more downside volatility than would be the case if the Fund’s portfolio had greater short exposure.

Risk of Short Sales

The Fund may seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, where in the case of a short sale, there is no limit on the loss that may be incurred. Moreover, the amount of any gain achieved through a short sale will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income. (See “Certain Tax Matters — Taxation of Short Sales.”)

The Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Brokers are Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and Credit Suisse Securities (USA) LLC

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(“Credit Suisse”). The Fund may add one or more additional Prime Brokers. The Fund, each Prime Broker and The Bank of New York Mellon, the Fund’s custodian, are parties to an agreement in which the Prime Broker retains custody, on behalf of the Fund, of the cash proceeds from securities sold short. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of a Prime Broker. The Adviser will monitor regularly the creditworthiness of a Prime Broker.

Counterparty Credit Risk

The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts. If a counterparty to a swap contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect swap transactions only with counterparties that it believes are creditworthy. The Adviser will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by the Fund. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Leverage & Borrowings Risk

The Fund’s investment program makes frequent use of leverage by borrowing money to purchase securities. (Although the Fund may issue preferred shares, it has no intention of doing so within the next 12 months.) The practice of leveraging by borrowing money is speculative and involves certain risks. Because short sales involve borrowing securities and then selling them, the Fund’s short sales have the additional effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. (See “Securities Lending Risk” below.) The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure.

Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer by the Fund of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument and, as described below, constitutes indebtedness subject to limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per share. In the event that the Fund’s portfolio investments decline in value, the Fund could be subject to a “margin call” and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Leverage also creates interest expense that may lower the Fund’s overall returns. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness may not exceed one-third the

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value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness. The staff of the Securities and Exchange Commission’s Division of Investment Management (the “SEC Staff”) takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as total return and other swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

The SEC Staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the Asset Coverage Requirement if an investment company “covers” its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund’s ability to otherwise invest those assets or dispose of those securities. With respect to “covering” a total return swap or other cash settled derivatives transaction, the Fund may set aside liquid assets in an amount equal only to the Fund’s net payment obligation, marked to market daily, rather than the notional value of the transaction (which will allow the Fund to employ a greater amount of leverage in connection with its investment program).

In order to obtain “leveraged” market exposure in certain investments and to increase the overall return to the Fund of various investments, the Fund may purchase options, total return swaps and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss. (See “Special Investment Instruments and Techniques” in the Fund’s statement of additional information (“SAI”).)

U.S. federal legislation has recently been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

There is no guarantee that a leveraging strategy will be successful.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on the loaned securities. These loans are expected to be used to leverage the Fund’s assets — i.e., while the Fund continues to receive the income on its loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with interest at a predetermined fixed or floating rate and, because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. (See “Leverage and Borrowings Risk” above.)

A loan may be terminated at any time by the borrower or by the Fund upon notice. Upon termination, the borrower is obligated to return the loaned securities within three business days (one business day in the case of government securities). Any gain or loss in the market price of the loaned securities during the course of the loan continues to inure to the Fund’s benefit or risk. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves leverage, and the Fund may incur a loss if securities purchased

23

with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. Voting and consent rights that accompany loaned securities pass to the borrower. The Fund will follow the policy of seeking to call the loaned securities, to be delivered within three business days after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with loans of securities.

Market Capitalization Risk

The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization. Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

Foreign Investment Risk

The Fund may invest without limitation in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers. Securities of foreign issuers in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. The Adviser defines “foreign issuers” as companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. Since there are companies that may be legally organized or have principal offices located in the U.S. that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad, such companies are also considered to be “foreign issuers” for these purposes.

Risk factors affecting foreign investments include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in U.S. securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Fund’s foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Fund may incur costs in connection with conversion between various currencies. The Fund may also invest in companies located in, or doing business in, emerging or less developed countries. These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility of the Fund’s net asset value. There is no limit on the amount of the Fund’s assets that may be invested in companies located or doing business in emerging market countries.

The Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts

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may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objective (subject to any policies established by the board of trustees of the Fund (the “Board”)), such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Non-Diversified Status

The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund’s assets that may be invested in the securities of any one issuer. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

ADDITIONAL RISK FACTORS

The Incentive Fee

The Incentive Fee (as described below) may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the Adviser may time investments in order to maximize income under the Incentive Fee. While the Board does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), expects to consider whether the Incentive Fee is fair and reasonable.

The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares. The repurchase price received by a shareholder whose shares are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods. This is sometimes known as a “high water mark.” An Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been determined.

Whenever shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund’s assets paid in respect of such repurchase or in respect of such dividend or distribution. For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund’s shares are repurchased in a repurchase offer (meaning that 5% of the Fund’s assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000. Under this scenario, the Fund will not accrue an Incentive Fee until it recovers the cumulative loss of $4,750,000. However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of shares (including shares issued as a result of the reinvestment of dividends and distributions). Consequently, as the number of outstanding shares increases, the per-share amount (but not the dollar amount) of a cumulative loss will be reduced. As a result, if a shareholder does not reinvest its distributions, the benefits that such shareholder would receive from a cumulative loss (if any) will be diluted. This means that an investor’s investment may bear a higher percentage Incentive Fee than it otherwise would. (See “Additional Risk Factors — Repurchase Offers,” “Fees and Expenses — Incentive Fee,” and “Repurchase Offers — Consequences of Repurchase Offers.”)

The application of the Incentive Fee may not correspond to a particular shareholder’s experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each

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outstanding share. For example, a shareholder may acquire shares after the Fund’s trading has resulted in a cumulative loss. If so, that shareholder’s shares will not be subject to having their net asset value reduced by the Incentive Fee until sufficient gains have been achieved to exceed such losses, despite the fact that all gains allocated to such shares from the date of purchase will constitute aggregate cumulative appreciation in respect of such shares. Conversely, the shares which had been outstanding when such losses were incurred may be subject to having their net asset value reduced by the Incentive Fee, even though the net asset value per share is below the net asset value at which such shares were issued. In addition, when shares are issued at a net asset value reduced by the accrued Incentive Fee and such accrued Incentive Fee is subsequently reversed due to trading losses, the reversal will be allocated equally among all outstanding shares (increasing the net asset value per share), including those shares whose purchase price had not itself been reduced by the accrued Incentive Fee being reversed.

Very few investment advisers to registered investment companies receive an incentive fee similar to that to which the Adviser is entitled. However, the Incentive Fee is comparable to performance-based fees charged by private funds. While the Board does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), will consider whether the Incentive Fee is fair and reasonable.

Repurchase Offers

The Fund offers to purchase only a portion of its shares each quarter, and there is no guarantee that investors will be able to sell all of their shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased. (See “Repurchase Offers — Oversubscribed Repurchase Offer.”)

The Fund’s repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may, therefore, force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

The Incentive Fee is accrued as an expense of the Fund daily and thus reduces the net asset value of all shares. The repurchase price received by an investor whose shares are repurchased in a quarterly repurchase offer will therefore reflect an accrual for the Incentive Fee if the Fund has experienced an increase in net assets due to investment operations from the beginning of the fiscal period through the date of repurchase. However, that Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been fixed. (See “Repurchase Offers — Consequences of Repurchase Offers.”)

Liquidity Risks

The Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Shares may be held only through Mainsail Group, L.L.C. (“Mainsail” or the “Underwriter”) or a broker or dealer that has entered into a selling agreement with an Underwriter. Shareholders will be unable to redeem shares on a daily basis because the Fund is a closed-end fund. Although the Fund offers to repurchase shares on a quarterly basis, a shareholder may not be able to liquidate its investment in the Fund within a timeframe suitable to that shareholder. (See “Repurchase Offers.”) In addition, shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors (as defined herein), unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and to accounts with a broker or dealer that has entered into a selling agreement with an Underwriter. Brokers, dealers or an Underwriter may require substantial documentation in connection with a requested transfer of shares, and shareholders should not expect that they will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

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Regulatory Risk

Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment. Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments, to the extent such instruments are used by the Fund. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional regulations on the trading of over-the-counter derivatives and swaps. The full effect of this and future legislation cannot yet be known.

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events, as well as other changes in foreign and domestic political and economic conditions could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. At such times, the Fund’s exposure to the risks described elsewhere in this Prospectus can increase and it may be difficult for the Fund to implement its investment program for a period of time.

European Union Sovereign Default Risk

Recent global markets and economic conditions have been negatively impacted by the ability of certain European Union (“EU”) member states to service their sovereign debt obligations. If the fiscal obligations of these EU member states continue to exceed their fiscal revenue, taking into account the reactions of the credit and swap markets, the ability of such member states to service their debt in a cost efficient manner will be impaired. The continued uncertainty over the outcome of various EU governments’ financial support programs and the possibility that other EU member states may experience similar financial troubles could further disrupt global markets. In particular, it has disrupted and could continue in the future to disrupt equity and fixed income markets and result in volatile bond yields on the sovereign debt of EU members. The issues arising out of the current sovereign debt crisis may transcend Europe, cause investors to lose confidence in the safety and soundness of European financial institutions and the stability of European member economies, and likewise affect U.S. based financial institutions, the stability of the global financial markets and any economic recovery. If an EU member state were to default on its obligations or seek to leave the Eurozone, the impact on the financial and currency markets would be significant and could impact materially all financial institutions, including the Fund. Continued adverse conditions in the fixed income debt markets in these countries for an extended period of time, particularly if left unmitigated by policy measures, could have an adverse effect on the Fund, including the liquidity of its portfolio.

Potential Conflicts of Interest

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, “Other Accounts”) may give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in

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which the Adviser does not intend to invest on behalf of the Fund, or vice versa. In addition, Mainsail and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Adviser or its affiliates. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund. It should be noted that the Fund is affiliated with Mainsail, a broker-dealer owned by Mr. Sparaggis, which employs certain employees of Alkeon. Mainsail acts as the distributor for the Fund. Neither Alkeon nor the Adviser currently direct trades for the Fund or any other investment funds to Mainsail. (See “Potential Conflicts of Interest” and “Brokerage.”)

THE FUND

The Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund was organized under a Certificate of Trust on June 26, 2009 in the State of Delaware and commenced operations on March 1, 2010. The Fund’s principal office is located at 350 Madison Avenue, 9th Floor, New York, New York 10017, and its telephone number is (212) 389-8713. The Adviser, SilverBay Capital Management LLC, a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”), serves as the investment adviser of the Fund. The Adviser is controlled by its sole member, Alkeon, which is registered with the SEC as an investment adviser. Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal Portfolio Manager and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund’s commencement of operations in March 2010. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s principal Portfolio Manager. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board. (See “Management of the Fund — The Board of Trustees” herein and “Management of the Fund” in the SAI.)

USE OF PROCEEDS

The proceeds of this offering, excluding the amount of any sales load paid by shareholders (if applicable) and net of the Fund’s ongoing fees and expenses, will be invested in accordance with the Fund’s program as soon as practicable after each monthly closing of such offering or at such other times as may be determined by the Board.

Pending the investment of the proceeds of any offering in securities and other investments consistent with the Fund’s investment program, the Fund may, during periods of adverse market conditions in the equity securities markets, deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. The Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund’s investment objective is to achieve maximum capital appreciation. No assurance can be given that the Fund will achieve its investment objective or that shareholders will not lose money.

The Fund’s investment objective is fundamental and may not be changed without the approval of shareholders. However, except as otherwise stated in this prospectus (the “Prospectus”) or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board without a vote of shareholders. The Fund’s fundamental investment policies and restrictions are listed in the SAI. Its principal investment strategies are discussed below. The Fund may change any investment policy or strategy that is not fundamental, if the Board believes doing so would be consistent with the Fund’s investment objective.

Principal Investment Strategies & Methodology

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The Fund pursues its investment objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. “Growth companies” are generally considered to possess these characteristics. For purposes of the Fund’s investment program, “equity securities” means common and preferred stocks (including IPO securities), convertible securities, stock options (call and put options), warrants and rights. The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Short Sales. The Fund may seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also effect short sales for hedging purposes.

Leverage. Depending upon market conditions and the availability of suitable investment opportunities, the Fund may utilize leverage as part of its investment program by borrowing money to purchase securities.

Short sales, swaps and the use of leverage (either directly or through securities lending) are considered speculative investment practices and involve certain risks. (See “Principal Risk Factors — Risk of Short Sales”, “— Leverage & Borrowings Risk” and “— Securities Lending Risk.”)

Total Return Swaps. The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. In comparison to certain direct long or short transactions, total return swap transactions can sometimes offer more advantageous financing costs and/or a more efficient means of gaining exposure to certain foreign markets where direct investment may be restricted or cost prohibitive. The Fund may also obtain leveraged investment exposure through total return swaps. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security). (The use of swaps other than total return swaps is not currently a principal investment strategy of the Fund.)

Preferred Stocks. Preferred stock generally has a preference over an issuer’s common stock as to dividends and in the event of liquidation, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

IPO Securities. The Fund may purchase securities of companies in initial public offerings (i.e., “IPO securities”) or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. (See “Principal Risk Factors — Market Capitalization Risk.”)

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the

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holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Call and Put Options on Individual Securities. The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers. (See “Principal Risk Factors — Derivatives Risk.”)

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.

Historically, Alkeon, the sole member of the Adviser, has found significant opportunities for maximum capital appreciation in the equity securities of Technology Companies. Conversely, Alkeon has also found opportunities for maximum capital appreciation in the equity securities of companies that are, or may be expected to be, disadvantaged by technological events, advances or products. As a result, these companies, together with Technology Companies, are expected to comprise a significant portion of the Fund’s portfolio. The Fund’s investment program may also include investments in the equity securities of companies in a variety of other industries and sectors.

In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and in-depth research to identify attractive investment opportunities. The Adviser’s investment process involves a research driven, bottom-up analysis of a security’s potential for appreciation or depreciation, and includes consideration of the financial condition, earnings outlook, and strategy, management and industry position of issuers. This analytical process involves the use of valuation models, review and analysis of published research and, in some cases, discussions with industry experts and company visits. The Adviser also takes into account economic and market conditions.

The Fund reserves the right to alter or modify some or all of the Fund’s investment strategies in order to take advantage of changing market conditions, when the Adviser, in its sole discretion, concludes that such alterations or modifications will enable the Fund to meet its investment objective.

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may significantly exceed those of other registered investment companies. Additionally, a high portfolio turnover rate (one that exceeds 100% in our

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view) may result in the realization of capital gains, including short-term gains which will be taxable to shareholders as ordinary income. (See “Principal Risk Factors — Active Management Risk.”)

Additional information about the types of investments that may be made by the Fund is provided in the SAI.

NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate. Information regarding these additional investments, and the risks associated with them, is discussed below and in the SAI.

Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. (See “Temporary Investments; U.S. Government Securities Risk” below for more information.) For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of

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any size at any time during the trading day (i.e., retail shares). The Adviser does not anticipate purchasing creation units.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in with the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s shares will not continue to fluctuate.

PERFORMANCE INFORMATION

The Fund commenced operations on March 1, 2010, and its performance record for Class A shares for that period is reflected in Appendix B. However, for a much longer period, Mr. Panayotis (“Takis”) Sparaggis, the Fund’s principal Portfolio Manager, has been managing other accounts in accordance with an investment strategy that is substantially similar to that of the Fund. Appendix B also contains investment performance for such an account, from its inception. (This account represents the longest track record available among all similarly managed accounts by Mr. Sparaggis.) This longer track record performance information in Appendix B should not be viewed as the actual performance of the Fund nor is it indicative of the future investment performance of the Fund. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. Past performance is not a guarantee of future performance. The Fund’s fiscal year return during its operating history is also shown in its “Financial Highlights” above. Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund’s portfolio and the Fund’s expenses.

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MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund — The Adviser.”) The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth in the SAI.

The Adviser

The Adviser serves as the Fund’s investment adviser, subject to the ultimate supervision of and subject to any policies or procedures established by the Board, pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser effective as of December 8, 2009 (the “Advisory Agreement”). The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Adviser will monitor the Fund’s compliance with all applicable investment limitations, including those imposed by the 1940 Act. In consideration of the services provided by the Adviser, the Fund pays the Adviser a management and incentive fee. (Additional information regarding the Adviser’s compensation and the Advisory Agreement is provided in the section entitled “Fees and Expenses” and in the SAI under “Investment Advisory and Other Services”, respectively.)

The Adviser, a Delaware limited liability company, is registered as an investment adviser under the Advisers Act. Affiliates of the Adviser will serve as investment advisers, sub-advisers or general partners to other registered and private investment companies. The offices of the Adviser are located at 350 Madison Avenue, 9th Floor, New York, New York 10017, and its telephone number is (212) 389-8713. The Adviser is controlled by its sole member, Alkeon. Alkeon is a Delaware limited liability company that commenced operations on January 1, 2002 and is registered as an investment adviser under the Advisers Act. The offices of Alkeon are located at 350 Madison Avenue, 9th Floor, New York, New York 10017, and its telephone number is (212) 389-8740. As of September 30, 2014, Alkeon managed approximately $5.4 billion of client assets in its global growth equity strategies, including several registered investment companies and private investment funds.

Portfolio Management

Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal Portfolio Manager and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund’s commencement of operations in March 2010. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s Portfolio Manager. Mr. Sparaggis also serves as the portfolio manager of several other investment funds that have investment programs substantially similar to that of the Fund.

From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc.

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in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

Mr. Sparaggis received a Masters in Business Administration and Ph.D. in Electrical and Computer Engineering in 1993 and 1994, respectively, from the University of Massachusetts. He received an IBM Fellowship in physical sciences in 1992 and 1993.  He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of shares in the Fund.

Administration, Accounting, and Other Services

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). (BNYMIS also provides transfer agency services to the Fund.) In consideration of the administration and accounting services, the Fund pays BNYMIS a monthly fee equal to a percentage of the Fund’s average net assets, with such annual rate declining from .08% to .06% as the Fund’s net assets increase. As of September 30, 2014, this fee was approximately 0.064% of the Fund’s average net assets. The Fund also reimburses BNYMIS for certain out-of-pocket expenses. The principal business address of BNYMIS is 301 Bellevue Parkway, Wilmington, Delaware 19809.

Custodian

The Bank of New York Mellon (“BNY”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. The principal business address of BNY is 101 Barclay Street, 20W, New York, NY 10286. Additionally, the Prime Brokers custody cash proceeds from Fund securities sold short.

Prime Broker

Each of Morgan Stanley and Credit Suisse currently serve as the Fund’s Prime Brokers. The Fund, each Prime Broker and BNY are parties to agreements in which the Prime Broker retains custody, on behalf of the Fund, of cash proceeds from securities sold short. The Fund may also borrow money “on margin” from the Prime Brokers. One or more additional Prime Brokers may be added in the future.

FEES AND EXPENSES

Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and will have the effect of reducing the net asset value of the Fund.

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Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. “Fiscal Period” means each twelve-month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year. Thus, the occurrence of certain events, such as the termination of the Advisory Agreement (which may be terminated by the Adviser upon 60 days prior written notice to the Fund) or a periodic share repurchase offer, will trigger the determination of a Fiscal Period and the payment to the Adviser of the Incentive Fee, if any.

In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. For example, if the Fund has a balance in the loss carryforward account of $1 million, and 10% of the Fund’s shares are repurchased in a repurchase offer (meaning that 10% of the Fund’s assets are paid out to tendering shareholders) and the Fund has net profits for such Fiscal Period (which is not the end of the Fund’s fiscal year) of $3 million, then (a) as described below, the positive balance in the Fund’s loss carryforward account will be reduced from $1 million to zero; and (b) the Adviser will be paid $40,000, based on the following:

$3 million	•net profits for the Fiscal Period
($1 million)	•amount required to eliminate the balance in the loss carryforward account

$2 million	•net profits for the Fiscal Period after the balance of the loss carryforward account is eliminated
x 20%	•amount of Incentive Fee rate

$400,000	•amount of accrued Incentive Fee

x 10%	•proportion of the Fund’s assets paid out to tendering shareholders

$40,000	•amount of incentive fee paid for the Fiscal Period

Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive

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Fee, if any, would be payable to the Adviser) up to four times each fiscal year. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year).

The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero). This is sometimes known as a “high water mark.” The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies. (See “Additional Risk Factors — The Incentive Fee” above.)

Distribution and Shareholder Servicing Fees

Under the terms of the distribution agreement with the Fund, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees.

Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain unaffiliated brokers or dealers to: (i) act as selling agents (“Selling Agents”) to assist in the distribution of shares; and (ii) to provide ongoing investor services and account maintenance services to their customers that are investors in the Fund. Selling Agents will be compensated for their services in determining whether an investment in the Fund is a suitable investment for their customers (in accordance with the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”)) and whether investors are Qualified Investors (as described herein), for providing customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases. Selling Agents will be required to implement procedures designed to enable them to form a reasonable belief that any transferees of the shares that are their clients are Qualified Investors, unless the transferee received the shares by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and that each Selling Agent will agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the shareholders for whom it holds shares. (See “Investor Qualifications and Suitability.”)

Other Fees and Expenses of the Fund

The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Underwriter pursuant to their agreements with the Fund, including, but not limited to: all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances,

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borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses.

THE OFFERING

Purchase Terms; Minimum Investment

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to 3% of the amount invested (as described below). Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. The Fund’s net asset value per share will be circulated to Selling Agent’s offering shares of the Fund. Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Underwriter prior to the close of business (normally 5pm) on the day of the month specified by the Underwriter in a written communication to the Selling Agents (and communicated by Selling Agents to their customers) (a “Closing Time”), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month. A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time. The Fund reserves the right to suspend or terminate the offering of shares at any time.

The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000. Subsequent investments must be at least $10,000. The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

In addition, Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors are able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent. (A form of investor certification is included as Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) Additional information regarding investor qualifications is set forth under “Investor Qualifications” below.

At each Closing Time purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. Investors will not receive any stock certificate

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evidencing the purchase of Fund shares. Instead, they will receive written or electronic confirmation of each transaction and regular reports showing account balances.

Plan of Distribution

Mainsail, an underwriter under the federal securities laws, serves as the underwriter of shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Underwriter’s distribution agreement with the Fund. Mainsail is not obligated to buy from the Fund any of the shares. The Underwriter does not intend to make a market in the shares.

Mainsail is a securities brokerage firm that is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA. Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, is the controlling person of Mainsail, an affiliate of Alkeon. Mainsail maintains its principal office at 350 Madison Avenue, 9th Floor, New York, New York 10017.

Under the terms of the distribution agreement with the Fund, the Underwriter is authorized to retain unaffiliated brokers or dealers (i.e., the Selling Agents) to assist in the distribution of shares. Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund (See “Fees and Expenses — Distribution and Shareholder Servicing Fees” above.). Distribution and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees. The Fund may terminate the distribution agreement on 60 days’ prior written notice.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of its Class A shares of up to 3% (the purchase price of Fund shares, which are offered monthly, is their net asset value, calculated as described in the section entitled “Calculation of Net Asset Value”). The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. The sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families. The sales load will neither constitute an investment made by the investor nor form part of the assets of the Fund. The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by FINRA rules and regulations.

The Adviser (or its affiliates), in its discretion and from its own resources, generally pays the Selling Agents additional compensation that does not exceed 0.25% (on an annual basis) of the aggregate value of shares of the Fund held by customers of the Selling Agent. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Selling Agent’s financial advisors, placement on a list of investment options offered by a Selling Agent, or the ability to assist in training and educating the Selling Agent’s financial advisors. The additional compensation may differ among Selling Agents in amount. The receipt of additional compensation by a Selling Agent may create potential conflicts of interest between an investor and its Selling Agent who is recommending the Fund over other potential investments.

The Fund has agreed to indemnify the Underwriter and each person, if any, who controls the Underwriter, against certain liabilities, unless it is determined that the liability resulted from the willful misfeasance, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s obligations and duties. (See “Investment Advisory and Other Services” in the SAI.)

DESCRIPTION OF SHARES

The Fund is an unincorporated statutory trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. The Board is authorized to increase or decrease the number of shares issued. Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Trustees have the power to pay expenses of the Fund prior to paying dividends or distributions to shareholders.

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All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Effective December 18, 2014, all existing shares of the Fund were designated “Class A shares.” Class A shares are subject to a front-end sales charge and a distribution and shareholder servicing fee. Unlike Class A shares, Class W shares are not subject to any sales load or distribution and shareholder servicing fees. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form.

Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of the Fund are not listed on any exchange and the Fund does not expect that any secondary market will develop for the shares, except that brokers or dealers that have entered into selling agreements with an Underwriter (i.e., Selling Agents) may make a market in the shares among their customers that are Qualified Investors. (See “Investor Qualifications and Suitability.”) Prices received or paid for the shares in such transactions will not be available to the public, thus, the Fund and shareholders will not be able to inform themselves if such transactions were effected at a premium or a discount to net asset value. The Fund cannot offer any assurance that any broker or dealer will make a market in the shares or that transactions in any such market will be effected at a price equal to or higher than net asset value.

Certain Provisions in the Declaration of Trust

To convert the Fund to an open-end investment company, the Fund’s amended and restated declaration of trust (the “Declaration of Trust”) requires the favorable vote of a majority of the Trustees then in office followed by the favorable vote of the holders of not less than 75% of the outstanding shares, unless such amendment has been approved by at least 75% of the Trustees, in which case approval by a vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) would be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, investors should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund. (See “Investor Qualifications and Suitability — Investor Suitability: Unlisted Closed-End Structure and Limited Liquidity.”)

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CERTAIN TAX MATTERS

The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.

The Fund has elected to be treated, and intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and

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meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions made out of qualified dividend income, if any, received by the Fund are taxable to shareholders at long-term capital gains rates, provided the shareholder meets certain holding period and other requirements with respect to its shares. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Investors are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund. For additional information, see the SAI under “Tax Aspects.”

Taxation of Short Sales

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s possession. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale. For additional information, see the SAI under “Tax Aspects.”

INVESTOR QUALIFICATIONS AND SUITABILITY

Investor Qualifications

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) (“Qualified Investors”). In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent prior to the Closing Time (as described in “The Offering — Purchase Terms; Minimum Investment” above). (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.

So long as an investor satisfied the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets

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in the Fund and make additional investments in the Fund, subject to applicable minimums, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus. Existing shareholders who are purchasing additional shares will be required to submit a new investor certification each time they purchase additional shares.

In addition to the Qualified Investor requirement, Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors will be able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

Investor Suitability

General Considerations. An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial advisor to determine whether an investment in the Fund is suitable for your risk profile. A shareholder should invest in the Fund only money that it can afford to lose, and a shareholder should not invest money to which it will need access on a short-term or frequent basis. In addition, a shareholder should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Unlisted Closed-End Structure and Limited Liquidity. The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, the Fund does not plan to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Although the Fund will make quarterly offers to repurchase its shares, there can be no assurance that the Fund will repurchase shares that are tendered by a shareholder in connection with any repurchase offer. A prospective investor should consider its liquidity needs before investing.

Transfer Restrictions. Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and who hold their shares through an Underwriter or a Selling Agent. The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect and may not be in the manner desired by a shareholder. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund should be viewed as a long-term investment and is suitable only for investors who bear the risks associated with the limited liquidity of shares (including these transfer restrictions).

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REPURCHASE OFFERS

No Right of Redemption

No shareholder will have the right to require the Fund to redeem its shares. No public market exists for the shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below.

Repurchases of Shares

The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter are entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares. As a general matter, the percentage of outstanding shares that the Fund will offer to repurchase will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

Quarterly repurchase offers will occur each December, March, June and September. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the “repurchase request deadline”) will be generally on or about the 18th day in the months of December, March, June and September or, if the 18th day is not a business day, on the next business day. The date on which the repurchase price for shares is determined will be generally the last day of the month (the “repurchase pricing date”), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). The Fund does not charge a repurchase fee. (See “Repurchase Offers — Fundamental Policies with Respect to Share Repurchases.”) The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases.

Prior to the commencement of any repurchase offer, the Fund sends a notification of the offer to shareholders via their brokers, dealers or other financial intermediaries. The notification specifies, among other things:

●	the percentage of shares that the Fund is offering to repurchase;

●	the date on which a shareholder’s repurchase request is due (i.e., the repurchase request deadline);

●	the date that will be used to determine the Fund’s net asset value applicable to the share repurchase (i.e., the repurchase pricing date);

●	the date by which shareholders will receive the proceeds from their share sales; and

●	the net asset value of the shares of the Fund no more than seven days prior to the date of the notification.

The Fund intends to send this notification approximately 30 days before the deadline for the repurchase request. In no event will the notification be sent less than 21 or more than 42 days in advance of the repurchase request deadline. A shareholder’s broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased shares.

The repurchase request deadline will be strictly observed. If a shareholder’s broker, dealer or other financial intermediary fails to submit a shareholder’s repurchase request in good order by the repurchase request

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deadline, the shareholder will be unable to liquidate the shares until a subsequent quarter, and the shareholder will have to resubmit the request in that subsequent quarter. Shareholders should advise their brokers, dealers or other financial intermediaries of their intentions in a timely manner. Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

Fundamental Policies with Respect to Share Repurchases

The Board has adopted the following fundamental policies with respect to its share repurchases which may only be changed by the “vote of a majority of the outstanding voting securities” of the Fund (within the meaning of Section 2(a)(42) of the 1940 Act):

●	The Fund will make periodic share repurchase offers each fiscal quarter pursuant to Rule 23c-3(b) of the 1940 Act, as it may be amended from time to time;

●	The repurchase request deadlines will be generally on or about the 18th day on the last month of each fiscal quarter or, if the 18th day is not a business day, on the next business day; and

●	There will be a maximum 14 day period between each repurchase request deadline and the repurchase pricing date.

The Fund reserves the right, under Rule 23c-3(c) of the 1940 Act, to conduct a special or additional repurchase offer that is not made pursuant to its fundamental policy on repurchases under certain circumstances.

Oversubscribed Repurchase Offer

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the Board for each repurchase offer sets a maximum number of shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of an additional 2% of the outstanding shares of the Fund beyond the original repurchase offer amount. If the Fund determines not to repurchase additional shares beyond the original repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

If prorating is necessary, the Fund will send a notice of prorating on the business day following the repurchase request deadline. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholder’s repurchase request will not be given any priority over other shareholders’ requests at this later date. Thus, there is a risk that the Fund may not purchase all of the shares a shareholder wishes to sell in a given quarter or in any subsequent quarter. In anticipation of the possibility of prorating, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of prorating. There is no assurance that shareholders will be able to sell as many of their shares as they desire to sell.

The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board, including a majority of the Independent Trustees. These circumstances are:

●	if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;

●	for any period during which the New York Stock Exchange (the “NYSE”) or any other market in which the portfolio securities owned by the Fund are principally traded is
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closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

●	for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

●	for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

Determination of Repurchase Price

The repurchase price payable in respect of a repurchased share is equal to the share’s net asset value on the repurchase pricing date. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s investment objective and policies and the potential for the Incentive Fee. Indeed, the Fund’s net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. In that regard, the Fund’s net asset value per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially shortly after a repurchase request deadline and the repurchase pricing date. Nevertheless, the repurchase price will not be adjusted after the repurchase pricing date. In order to assist investors in determining whether to participate in a repurchase offer, Rule 23c-3 of the 1940 Act requires that the Fund calculate its net asset value each business day during the five business days preceding the repurchase request deadline as of the close of business on the NYSE. Since Selling Agents are responsible for disseminating the Fund’s net asset value to their customers, there is a risk that these agents may not disseminate current net asset value information to shareholders, which would impact a shareholder’s ability to evaluate effectively whether to participate in the repurchase offer. The method by which the Fund calculates net asset value is discussed below. (See “Calculation of Net Asset Value.”)

Payment for Repurchases

Payment for tendered shares will be distributed to brokers, dealers or other financial intermediaries for distribution to their customers, as specified in the repurchase offer notification, no later than seven days after the repurchase pricing date.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or of assets that mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. (See “Principal Risk Factors — Leverage & Borrowings Risk.”)

Consequences of Repurchase Offers

The Fund believes that repurchase offers are generally beneficial to the Fund’s shareholders, and will be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling liquid investments, the Fund will hold a larger proportion of its total assets

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in illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the Fund’s net asset value.

Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. There is no assurance that any secondary market for the Fund’s shares will develop, and in the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to net asset value.

Repurchase of the Fund’s shares will tend to reduce the number of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio. In addition, the repurchase of shares by the Fund is a taxable event to shareholders. For a discussion of these tax consequences, see “Tax Aspects” in the SAI.

Repurchase offers will cause the Fund to calculate Fiscal Periods more frequently than annually. If that occurs, shareholders could be adversely affected. For example, the Fund may be required to pay the Adviser a portion of the Incentive Fee accrued through that date based on the Fund’s investment performance for a Fiscal Period under circumstances where, if no interim Fiscal Periods had occurred, the Adviser would not have been eligible to receive an Incentive Fee payment for an entire fiscal year. Conversely, if at the time the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets withdrawn from the Fund to pay the share repurchases, with the result that the Adviser will be in a better position to eventually earn an Incentive Fee with respect to the Fund. (See “Additional Risk Factors -- Repurchase Offers.”)

CALCULATION OF NET ASSET VALUE

The value of the net assets of each class of shares of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

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If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value pursuant to procedures adopted in good faith by the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net asset value if the Adviser’s judgments regarding appropriate valuations should prove incorrect.

The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund’s investments also affect the amount of the Management Fee and Incentive Fee. (See “Additional Risk Factors -- Incentive Fee.”) All fair value determinations by the Adviser are subject to the review of the Board.

Expenses of the Fund, including the Management Fee and the Incentive Fee and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining the net asset value for each class of the Fund’s shares.

DISTRIBUTION POLICY

Dividends will be paid annually on the shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. Payments on the shares will vary in amount depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.

Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. For additional information, see “Tax Aspects” in the SAI.

The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Dividend Reinvestment

Dividends and capital gain distributions to shareholders will be reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary. Shareholders will not be charged any fees as a result of participating in the dividend reinvestment plan. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. A shareholder can change its election

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with respect to reinvestment by contacting its broker, dealer or other financial intermediary. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales load or other charge for reinvestment. Shareholders may affirmatively opt out of the automatic reinvestment plan at any time by contacting their broker, dealer or other financial intermediary, who will inform the Fund. Such a request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

Although shareholders receive no cash for distributions reinvested through the plan, ordinary income and/or capital gains are realized for federal income tax purposes on the date of the distribution. Such distributions may also be subject to state and local taxes. Shareholders will be required to report distributions on their tax returns, even if the distribution is reinvested in additional shares.

The Fund reserves the right to suspend reinvestments at any time and require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund does not currently suspend or limit reinvestments, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

Additional information regarding the Fund’s dividend reinvestment plan may be obtained by calling A. Tyson Arnedt at (212) 389-8713.

POTENTIAL CONFLICTS OF INTEREST

General

Alkeon controls the Adviser as its sole member. In addition, Alkeon, an investment adviser registered under the Advisers Act, carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients. The Fund has no interest in these activities. As a result of the foregoing, Alkeon and its officers or employees who assist in its management of the Adviser will be engaged in substantial activities other than as the sole member of the Adviser and may have conflicts of interest in allocating their time and activities between the Fund, the Adviser and Alkeon. Alkeon and its officers and employees devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

The Adviser and Alkeon may provide investment advice for certain other investment funds or other accounts that pursue investment strategies similar to that of the Fund (the “Similar Accounts”). As a general matter, the Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser or Alkeon for investment for the Similar Accounts. There may be circumstances, however, under which the Adviser or Alkeon will cause one (or more) of the Similar Accounts to commit a different percentage of its assets to an investment opportunity than the Adviser will cause the Fund to commit its assets. There may also be circumstances under which the Adviser or Alkeon will consider or recommend participation by the Similar Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund.

The Adviser will consider subjective criteria in evaluating whether a particular investment opportunity or strategy is appropriate and feasible for one or more Similar Accounts at a particular time. These criteria typically include: (i) the nature of the investment opportunity taken in the context of the other investments available at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of the obtainable position); (iv) the transaction costs involved; (v) the investment or regulatory limitations applicable to the particular entity or account and (vi) the liquidity needs of the particular account. Similarly, the Adviser will consider subjective criteria when determining if a limited investment opportunity (such as an IPO) is an investment that is appropriate and feasible (in light of restrictions on investments

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in IPOs as may be applicable under the 1940 Act) for the Fund and/or a Similar Account. Accordingly, the Fund may not be able to take full advantage of an investment opportunity to the extent the Adviser determines, in its discretion, that such opportunity is not appropriate for the Fund. Because these considerations may differ for the Fund and the Similar Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Similar Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Similar Accounts. Therefore, prospective shareholders should note that the future performance of the Fund and the Similar Accounts may vary. (See “Performance Information.”)

When the Adviser and/or Alkeon determine(s) that it would be appropriate for the Fund and one or more Similar Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with Alkeon’s and the Adviser’s responsibilities under the Advisers Act and the 1940 Act and their own internal procedures. However, decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Similar Accounts, in all trades. The Adviser and Alkeon will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or Alkeon. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Similar Accounts, thereby limiting the size of the Fund’s position; (ii) the difficulty of liquidating an investment for the Fund and the Similar Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

The members of the Adviser, Alkeon and their directors, managers, officers and employees (including the Fund’s principal Portfolio Manager, Mr. Sparaggis) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser or Alkeon that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Adviser and Mainsail have adopted a Joint Code of Ethics and the Fund and Alkeon have each adopted their own Code of Ethics, all of which are in compliance with Rule 17j-1 under the 1940 Act which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of each Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Other Matters

Mainsail, an affiliate of Alkeon, acts as the underwriter for the Fund’s shares and bears various costs associated with its activities as the Underwriter. Mainsail is a securities brokerage firm and is registered as a broker-dealer under the Exchange Act and is a member of FINRA. The Fund pays Distribution and Shareholder Servicing Fees to Mainsail to compensate it for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. The Underwriter may retain all or a portion of these payments. (See “Fees and Expenses -- Distribution and Shareholder Servicing Fees” and “The Offering.”)

Situations may arise in which accounts affiliated with Mainsail or its affiliates have purchased securities that would have been suitable for investment by the Fund, but which the Fund, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Fund at a later time. From time to time, in the course of its brokerage, investment or dealer activities, Mainsail or its affiliates may trade, position or invest in, for its own account, the same securities as those in which the Fund invests. This could have an adverse impact on the Fund’s investment performance.

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Mainsail and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Adviser, Alkeon or one of their respective affiliates. In addition, these firms may receive research products and services in connection with the brokerage services that Mainsail and its affiliates may provide from time to time to one or more Similar Accounts or to the Fund. The Fund may also pay brokerage commissions to affiliated broker-dealers.

The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund. It should be noted that the Fund is affiliated with Mainsail, a broker-dealer owned by Mr. Sparaggis, which employs certain employees of Alkeon. Mainsail acts as the distributor for the Fund. Neither Alkeon nor the Adviser direct trades for the Fund or any other investment funds to Mainsail. (See “Brokerage.”) In addition, the Fund may effect certain principal transactions in securities with one or more Similar Accounts, except for accounts in which Alkeon or any affiliate thereof serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from Alkeon or any affiliate’s appointment as an investment adviser or portfolio manager to the account). These transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Similar Account to sell, or the Fund to sell and such Similar Account to purchase, the same security or instrument on the same day. The purchases and sales will be made pursuant to procedures adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (i) each transaction will be effected for cash consideration at the current market price of the particular securities; (ii) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

The Fund is not permitted to purchase or sell securities of any issuer as to which the Adviser or Alkeon has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Fund’s investment performance because the Fund may: (i) hold securities of an issuer with respect to which the Adviser or Alkeon has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser or Alkeon has favorable information.

As a result of the investment banking, corporate finance or similar activities of Mainsail, the Fund may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Fund may purchase securities during the existence of an underwriting or selling syndicate in which Mainsail is participating only subject to certain conditions. This could have an adverse impact on the Fund’s investment performance.

Future investment activities of the Adviser, Alkeon and Mainsail and their members, managers, principals, partners, directors, officers or employees (as applicable), may give rise to additional conflicts of interest.

BROKERAGE

The Adviser is responsible for placing orders for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund’s brokerage policies.

In selecting brokers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser will generally seek reasonably competitive commission rates, the Adviser will not necessarily pay the lowest commission available on each transaction. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

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Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Fund with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Adviser may at times execute a trade through a particular broker but then “step out” the trade to a different broker. This occurs when the Adviser determines that the order is best executed through a certain broker (including an affiliated broker) but would like to pay all or a portion of the commission to another broker for research provided to the Adviser. During the most recent fiscal period, Mainsail did not execute any trades on behalf of the Fund. Research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in other investment activities and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Adviser. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser, Alkeon or their respective affiliates in providing services to clients other than the Fund. In addition, as noted above, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser or its affiliates by brokers or dealers through which other clients of the Adviser or its respective affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

Although the Fund cannot accurately predict its portfolio turnover, the Fund generally expects that its annual portfolio turnover rate will significantly exceed that of other registered investment companies. The Fund’s portfolio turnover rate may result in brokerage expenses that may exceed those of other registered investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the shareholders as ordinary income. The Adviser may execute portfolio brokerage transactions through Mainsail as well as other non-affiliated brokers. Transactions with any affiliated broker would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

GENERAL INFORMATION

Securities Outstanding

The below table reflects the amount of Fund shares (in dollars) outstanding as of January 1, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Shares of beneficial interest	Unlimited	None	$1,530,910,369

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Fiscal Year

The Fund’s fiscal year ends on each September 30. The Fund’s tax year for federal income tax purposes also ends on each September 30.

Reports to Shareholders

As soon as practicable after the end of each taxable year, the Fund furnishes to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm also acts as counsel to the Fund’s Independent Trustees. The firm does not represent potential investors with respect to their investment in the Fund.

Shareholder Inquiries

Inquiries concerning the Fund and shares (including information concerning purchasing and withdrawal procedures) should be directed to your Selling Agent. All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

More information about the Fund is available in the SAI. The SAI is incorporated by reference into this Prospectus. The Fund files with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders. The Fund’s annual and semi-annual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).

From time to time, additional Fund information, such as risk and exposure reports, or the Portfolio Manager’s market outlook or industry assessments, may be made available. To the extent permitted by law, such information, as well as the Prospectus, SAI and shareholder reports, may be obtained free of charge by contacting your financial advisor.

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APPENDIX A

Form of Investor Certification

ACAP STRATEGIC FUND

Account No.:_____________

Broker Name: _____________

INVESTOR CERTIFICATION

This certificate relates to ACAP Strategic Fund (the “Fund”) and is given to you as broker with respect to a potential purchase of shares in the Fund.

I hereby certify that I am a natural person with, or I am signing on behalf of a company with, a net worth of more than $2,000,000 (in the case of a natural person, either as an individual or with assets held jointly with a spouse), or, in the case of an existing investor making a subsequent investment in the Fund, I hereby certify that I, or the company I am signing on behalf of, certified to the net worth requirement that was in place at the time of my, or the company’s that I am signing on behalf of, initial investment in the Fund. If I am signing on behalf of a company, I further certify that (A) such company is not a private investment company,* a registered investment company or a business development company or (B) if such a company, each equity owner can make the certification in the preceding sentence. For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less (i) the value of my primary residence and debt secured by such property (up to the current market value of the residence), and (ii) all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the following conditions will apply to the ownership and transfer of the shares:

(1)	Shares may be held only through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund’s underwriter(s) for the provision of shareholder services;

(2)	Shares may not be transferred, unless by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, except to a person who has a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2,000,000 (excluding the value of the primary residence of such person and any debt secured by such property, up to the current market value of the residence), who agrees to hold his, her or its shares through a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund, and who agrees not to transfer the shares, unless by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, except to another person who has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2,000,000 (excluding the value of the primary residence of such person and any debt secured by such property, up to the current market value of the residence), and agrees to comply with the foregoing ownership and transfer restrictions; and

*	For this purpose, “private investment company” means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).

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(3)	Upon any transfer of shares in violation of the foregoing clauses (1) or (2), in addition to any other remedy that it may have, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred shares.

Notwithstanding that the Fund is registered under the Investment Company Act of 1940, and the shares are being offered under an effective registration statement under the Securities Act of 1933, I acknowledge, understand and recognize that there will be no secondary market for the shares and that liquidity is limited as set forth in the prospectus. I understand that you, the Fund, and SilverBay Capital Management LLC are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Fund. I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company’s) purchase of shares.

CLASS A SHARES:

Investment Amount	Sales Load	Net Amount Invested

$_______________	_________%	$________________

CLASS W SHARES:

Investment Amount

$______________

Initial (if applicable)	The Investor acknowledges that a sales load in the percentage of the amount transmitted in connection with his, her or its purchase of shares as specified above is being charged by his, her or its broker-dealer in connection with the investment in the Fund and that only the net amount, after deduction of the sales load, will be invested in the Fund.

Date:_______________	By:
Name:

Electronic Delivery

☐	By checking this box, I hereby consent to have all future Fund-related documents delivered to me electronically to the following e-mail address: _____________________

Your consent will apply to ALL Fund-related documents. In giving your consent, please note that many of the documents will contain confidential information that is specific to your personal financial matters. Regardless of the delivery method you select, the Fund will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception. If you consent to electronic delivery, each document will be delivered to you by sending you an e-mail that contains a copy of the document. The Fund will use the e-mail address that is in its records. Your initial consent noted above will take effect immediately and will remain in effect as long as you maintain an investment in the Fund or until you notify the Fund of a change. You may revoke your consent to receive electronic delivery of documents or update your address at any time by notifying the Fund. If you revoke your consent to electronic delivery, the Fund will begin to send paper copies of

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documents within 30 days of receiving your notice. The Fund does not impose any additional charge for electronic delivery.

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APPENDIX B

PORTFOLIO MANAGER PERFORMANCE INFORMATION

The investment adviser of ACAP Strategic Fund (the “Fund”), SilverBay Capital Management LLC (the “Adviser”), is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). The Fund commenced operations on March 1, 2010. However, Mr. Panayotis (“Takis”) Sparaggis, the Fund’s principal Portfolio Manager and Alkeon’s controlling principal, employs an investment program for another investment vehicle (the “Other Investment Vehicle”) that is substantially the same as the investment program that he employs in managing the Fund. The Other Investment Vehicle represents the longest track record available among all similarly managed accounts by Mr. Sparaggis.* The Fund’s Class A shares return during its operating history and the Other Investment Vehicle’s return are shown in the following tables and bar charts. The Fund’s return during its operating history is also shown in the “Financial Highlights” section of the attached prospectus.

Because of the similarity of investment programs, as a general matter, Mr. Sparaggis will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Alkeon for the Other Investment Vehicle. There are a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Investment Vehicle at a particular time. Because these considerations may differ for the Fund and the Other Investment Vehicle in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Other Investment Vehicle will differ. (See “Potential Conflicts of Interest.”)

The tables and bar charts set forth performance information of the Fund and the Other Investment Vehicle and various indices for the periods indicated. The returns shown for the Fund and the Other Investment Vehicle reflect the actual fees and expenses incurred by the Fund and the Other Investment Vehicle. The tables should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER INVESTMENT VEHICLE BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Prospective investors should recognize that the Fund’s fees and expenses may be higher than those of the Other Investment Vehicle. Accordingly, had the Other Investment Vehicle’s performance records reflected the Fund’s fees and estimated expenses, the Other Investment Vehicle’s returns shown in the table may have been lower. Furthermore, there are certain differences between the investment policies of the Fund and the Other Investment Vehicle. Unlike the Fund, the Other Investment Vehicle is not subject to certain investment limitations imposed by applicable securities laws which, if applicable, may have adversely affected the Other Investment Vehicle’s performance. The future performance of the Fund, the Other Investment Vehicle and the various indices may differ.

*	Alkeon has represented that the performance of the other accounts similarly managed by Mr. Sparaggis (and of a shorter duration than the Other Investment Vehicle) does not differ materially from the performance of the Other Investment Vehicle.
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FUND PERFORMANCE (UNAUDITED)1

(Class A Shares)

Performance Relative to Major Indices as of December 31, 2014

MONTHLY NET RETURN

	Jan.	Feb.	March	April	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.
2014	-3.45%	3.95%	-6.16%	-7.72%	3.64%	2.80%	-1.94%	2.22%	-1.09%	3.37%	2.20%	-1.24%
2013	3.97%	-0.52%	0.17%	-0.52%	2.45%	-0.43%	4.89%	-0.57%	7.40%	0.61%	3.20%	2.99%
2012	3.85%	5.52%	5.05%	-0.26%	-5.51%	0.55%	4.17%	2.09%	1.36%	-4.79%	0.26%	-2.38%
2011	0.77%	3.24%	1.11%	5.39%	-3.64%	0.18%	-1.80%	-1.83%	-5.03%	9.22%	-3.50%	-5.23%
2010			1.60%	-0.20%	-2.76%	-2.54%	1.56%	-1.33%	7.27%	2.32%	0.19%	-1.79%

COMPOUNDED ANNUAL RATE OF RETURN

	12 months	3 years	5 years	10 years	Since Fund Inception
The Fund[1]	-4.22%	9.75%	N/A	N/A	6.33%
MSCI World[3]	2.93%	13.07%	N/A	N/A	8.88%
MSCI ACWI[4]	2.10%	11.67%	N/A	N/A	7.85%

ANNUAL RETURNS SINCE INCEPTION***

Year	Fund[1]	MSCI[3] World	MSCI[4] ACWI
2014	-4.22%	2.93%	2.10%
2013	25.93%	24.10%	20.25%
2012	9.58%	13.18%	13.43%
2011	-2.13%	-7.61%	-9.41%
2010	4.00%	12.95%	14.21%
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Fund Performance as of December 31, 2014

Compound ROR Since Inception***	Cumulative ROR Since Inception***

*Source: SilverBay Capital Management LLC

** Source for MSCI World and MSCI ACWI: MSCI Bora; Note: MSCI data does not reflect reinvestment of dividends.

***Inception: March 1, 2010; MSCI data as of March 1, 2010.

[1]	The performance data provided for the Fund was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

[2]	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. (Source: MSCI Barra)

3.	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indices comprising 23 developed and 21 emerging market country indices. (Source: MSCI Barra)

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Mr. Sparaggis, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

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OTHER INVESTMENT VEHICLE PERFORMANCE1

Performance Relative to Major Indices as of December 31, 2014

MONTHLY NET RETURN

	Jan.	Feb.	March	April	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.
2014	-4.42%	5.01%	-7.71%	-8.04%	3.85%	2.91%	-1.94%	2.32%	-1.37%	3.63%	2.87%	-1.62%
2013	3.64%	-0.52%	-0.05%	-0.78%	2.53%	-0.31%	5.12%	-0.48%	7.46%	0.58%	3.46%	3.05%
2012	2.89%	5.19%	5.56%	-0.12%	-5.69%	0.50%	4.51%	2.49%	1.49%	-5.02%	0.05%	-2.35%
2011	0.82%	3.35%	1.31%	5.70%	-3.65%	0.24%	-1.99%	-2.05%	-4.57%	9.29%	-2.86%	-4.38%
2010	-7.90%	3.42%	4.75%	0.74%	-1.62%	-2.47%	1.71%	-0.69%	7.86%	2.71%	0.44%	-0.90%
2009	0.94%	1.98%	5.01%	1.51%	0.86%	1.15%	5.14%	-2.46%	5.69%	-1.38%	4.14%	4.82%
2008	-13.63%	6.55%	-3.07%	8.05%	6.01%	-0.02%	1.95%	-2.13%	-13.31%	-6.17%	-3.72%	1.51%
2007	2.27%	3.24%	2.59%	2.52%	6.96%	3.69%	5.06%	-1.48%	12.96%	15.50%	-3.20%	-2.70%
2006	7.84%	-0.41%	2.49%	2.12%	-5.73%	-2.41%	-0.14%	3.60%	1.64%	0.51%	4.49%	2.42%
2005	-5.49%	0.22%	-0.40%	-5.13%	9.69%	0.59%	7.71%	0.84%	2.30%	-2.01%	2.67%	0.00%
2004	3.74%	-2.02%	-4.70%	-10.33%	5.15%	0.26%	-8.43%	-4.44%	3.56%	7.44%	3.55%	0.59%
2003	-0.62%	1.04%	-0.49%	4.81%	9.03%	1.28%	8.19%	3.66%	-1.04%	6.32%	1.99%	-3.14%
2002	-0.06%	-5.19%	3.29%	-2.71%	-0.49%	-0.83%	-1.44%	0.22%	-0.13%	2.74%	5.31%	-5.60%
2001	3.44%	-8.76%	-2.87%	10.12%	-1.32%	2.35%	-1.34%	-3.70%	-7.54%	4.25%	4.18%	1.07%
2000	0.96%	28.25%	-6.50%	-7.03%	-8.83%	8.05%	-1.31%	11.78%	-4.25%	-4.47%	-8.29%	-0.57%
1999	15.50%	-6.59%	6.99%	2.35%	-2.29%	7.58%	-2.11%	2.44%	2.20%	7.63%	18.77%	23.42%
1998	1.66%	8.24%	2.27%	1.48%	-3.76%	8.67%	-1.66%	-16.32%	11.90%	6.79%	8.36%	10.50%

COMPOUNDED ANNUAL RATE OF RETURN

	12 months	3 years	5 years	10 years	Since Other Investment Vehicle Inception
Other Investment Vehicle[1]	-5.52%	9.10%	6.93%	11.59%	14.54%
MSCI World[3]	2.93%	13.07%	7.91%	3.87%	3.60%
MSCI ACWI[4]	2.10%	11.67%	6.85%	3.90%	3.62%
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Other Investment Vehicle (“OIV”) Performance

Compound ROR Since Inception***	Cumulative ROR Since Inception***

*Source: Alkeon Capital Management LLC

** Source for MSCI World and MSCI ACWI: MSCI Bora; Note: MSCI data does not reflect reinvestment of dividends.

***Inception: January 5, 1998; MSCI data as of January 1, 1998.

[1]	The performance data provided for the Other Investment Vehicle was prepared by Alkeon based on the following facts and assumptions:

The Other Investment Vehicle began investment operations on January 5, 1998. January 1998 performance was 1.66% and does not include the first 2 trading days in January 1998. Mr. Sparaggis, the primary portfolio manager of the Other Investment Vehicle, was employed by CIBC Oppenheimer Corp. from January 1998 through June 1999, and by CIBC World Markets Corp. from June 1999 through December 2001, and was the portfolio manager of the Other Investment Vehicle at all times during that period. Effective January 1, 2002, Mr. Sparaggis formed Alkeon, which has continued managing the Other Investment Vehicle’s portfolio since that time.

The Other Investment Vehicle’s performance reflects the deduction of a 1% management fee charged to investors prior to March 1, 2004, and a 1.5% management fee charged to new investors beginning March 1, 2004. Effective July 1, 2011, all investors are charged a 1.75% management fee. Performance results for the Other Investment Vehicle are actual results reflecting the returns of the Other Investment Vehicle as a whole (rather than the returns of a particular investor), and reflect the Other Investment Vehicle’s advisory fees, incentive fees and expenses and include the reinvestment of dividends and income. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

[2]	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. (Source: MSCI Barra)

[3]	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indices comprising 23 developed and 21 emerging market country indices. (Source: MSCI Barra)
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OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Investment Vehicle. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Mr. Sparaggis, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

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ACAP Strategic Fund

Class A Shares

Class W Shares

Statement of
Additional Information

Dated January 23, 2015

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of ACAP Strategic Fund (the “Fund”), dated January 23, 2015. To obtain a copy of the Fund’s prospectus (the “Prospectus”), please call the Fund’s Vice President at (212) 389-8713.

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THE FUND

The Fund is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

This SAI relates to the Class A and Class W shares of the Fund. Effective December 18, 2014, all existing shares of the Fund were designated “Class A shares.” Class A shares impose a front-end sales charge. Unlike Class A shares, Class W shares are not subject to any sales load or distribution and shareholder servicing fees.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund has adopted fundamental policies for its interval fund structure as set forth in the Prospectus. In addition, the Fund has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the Investment Company Act of 1940 (the “1940 Act”)):

(1) The Fund will not invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry or group of related industries, provided that this restriction does not limit the Fund’s investments in U.S. Government Securities (as defined herein) or in securities of “Technology Companies” as defined in the Prospectus (as may be amended from time to time).

(2) The Fund will not issue “senior securities” (as defined by the 1940 Act) or borrow money except to the extent permitted by the 1940 Act or as otherwise permitted by the Securities and Exchange Commission (“SEC”) or its staff and as is consistent with the Fund’s investment policies.

(3) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the disposition of its portfolio securities.

(4) The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

(5) The Fund will not purchase or sell commodities, except that the Fund may purchase and sell foreign currency, as well as options on foreign currency, indices and financial futures contracts, and may enter into currency swaps and forward contracts, including those related to indices, in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

(6) The Fund will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate or real estate investment trusts.

The investment objective of the Fund and its policies with respect to share repurchases (as set forth in the Prospectus) are also fundamental and may not be changed without a vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the

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outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

With respect to the investment restriction set forth in (1) above, and other policies described herein and in the Prospectus, except the incurrence of leverage or the issuance or deemed issuance of a senior security, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

Special Investment Instruments and Techniques

The Fund may from time to time utilize a variety of special investment instruments and techniques (as described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective. The instruments the Fund may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Fund’s investment objective. There is no requirement that the Fund hedge its portfolio or any of its investment positions.

Call and Put Options on Securities Indices. The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, the Fund’s ability to realize a gain from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, the level of stock prices in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund’s investment adviser, SilverBay Capital Management LLC (the “Adviser”), to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Other Derivatives. In addition to options on securities indices (described above) and the derivative instruments described under “Principal Investment Strategies & Methodology” in the Prospectus, the Fund may from time to time invest in a variety of other derivative instruments to seek maximum capital appreciation or for hedging purposes, such as swaptions, and structured-equity notes. A swaption is an option entitling one party to enter into a swap agreement with a counterparty. Structured-equity notes are specially designed investments whose principal payments or interest payments are linked to the value of an underlying equity asset. The Adviser reserves the right to utilize other derivative instruments as it deems appropriate and as new instruments are developed or regulatory changes occur. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. For example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge using derivatives unsuccessful;

•	the company issuing the derivative instrument may be unable to pay the amount due on the maturity of the instrument;

•	certain derivative investments held by the Fund may trade only in over-the-counter markets or not at all, and can be illiquid; and
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•	derivatives may change rapidly in value because of their inherent leverage.

All of this can mean that the Fund’s net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Repurchase Agreements. The Fund is expected to invest no more than 5% of its assets in repurchase agreements involving the types of securities eligible for purchase by the Fund.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

The Fund has adopted specific policies designed to minimize certain of the risks of loss associated with repurchase agreements. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Fund’s custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with the simultaneous agreement to repurchase the securities at an agreed-upon price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage that may increase the volatility of the Fund’s investment portfolio. The Fund is expected to invest no more than 5% of its assets in reverse repurchase agreements. As with repurchase agreements, the Adviser will only effect reverse repurchase transactions with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Fund’s limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In these cases, the Fund may incur a loss.

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Restricted and Illiquid Investments

Although the Fund invests primarily in publicly-traded securities, it may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of those securities without registering them under the 1933 Act. If qualified institutional buyers become uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Securities that are considered to be illiquid are not expected to exceed 15% of the Fund’s net assets (as determined at the time of investment). Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted or illiquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell a security and the time the Fund may be permitted to sell that security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Fund’s board of trustees (the “Board,” and the members of the Board, the “Trustees”).

Investments in restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. As a result, in determining the proportion of the value of its total assets that will be invested in restricted and other illiquid investments, the Fund will consider the need to maintain an adequate level of liquidity in its portfolio in order to fund the repurchase of shares from shareholders without unnecessarily adversely impacting the value of the Fund’s portfolio.

Investments in Distressed Companies and Restructurings

Though not currently anticipated by the Adviser, the Fund may invest in securities and private claims and obligations of domestic and foreign entities which are experiencing significant financial or business difficulties, such as non-performing and sub-performing loans, loan participations, claims held by trade or other creditors, partnership interests and similar financial instruments, most of which are not publicly traded and which may involve a substantial degree of risk. If the Fund makes such an investment, it may lose a substantial portion or all of its investment in a troubled loan or equity interest or may be required to accept cash or securities with a value less than their share of the investment. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult for the Adviser to obtain information as to the true condition of such entities.

The Fund may make certain speculative purchases of financial instruments of companies that are involved in, or which the Adviser believes will be involved in, corporate restructurings, that it believes are undervalued because of an extraordinary event, or that are expected to undergo a change in value because of an expected occurrence. The Fund may also make concentrated investments in financial instruments of companies that may be or may become targets for takeovers. If the Fund purchases financial instruments in anticipation of an acquisition attempt or reorganization or with the intention to influence the management and policies of the issuer of the financial instruments, and an acquisition attempt or reorganization does not in fact occur or it is not able to so influence the issuer of the financial instruments, the Fund may sell the financial instruments at a material loss.

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In most forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, for failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new financial instrument the value of which will be less than the purchase price to the Fund of the financial instruments in respect of which such distribution was made.

INVESTMENT ADVISORY AND OTHER SERVICES

Subject to the supervision and control of the Board, the Adviser serves as the Fund’s investment adviser, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisory Agreement was approved by the Board (including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”)), at a meeting held in person on December 2, 2009, and approved on that date by the then sole shareholder of the Fund.

The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Advisory Agreement provides that, in consideration for providing certain management services (provided by the Adviser or an affiliate) and administrative services (provided by the Adviser or an affiliate), the Adviser will be entitled to receive the management fee and incentive fee, as set forth under “Fees and Expenses” in the Prospectus and as described below. The management fee and incentive fee arrangements between the Fund and the Adviser were also approved in person by the Board (including a majority of the Independent Trustees), and approved on that date by the then sole shareholder of the Fund, on December 2, 2009.

Those certain management and administrative services provided by the Adviser (or an affiliate) include assisting the Fund in selecting, and monitoring the quality of services provided by, the Fund’s administrator, custodian, transfer agent, and other organizations that provide services to the Fund. In addition, the Adviser (or an affiliate) provides office space, facilities, equipment and other support services and personnel as necessary to operate the Fund. The Adviser is also responsible for providing additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Fund beyond those furnished by the Fund’s administrator.

The Advisory Agreement provides for indemnification by the Fund of the Adviser and its affiliates from any and all costs, losses, claims, damages or liabilities, joint or several, including reasonable attorneys’ fees and disbursements incurred by them resulting in any way from their performance or non-performance of their duties with respect to the Fund. Indemnification is only available to the extent the cost, loss, claim, damage or liability did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

The Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board. The Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board or by vote of a majority of the outstanding shares of the Fund, on 60 days’ written notice; or (ii) the Adviser on 60 days’ written notice to the Fund. The Advisory Agreement will terminate immediately in the event of its “assignment” (as defined in the 1940 Act). A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the factors the Board considered is available in the Fund’s annual report to shareholders for the period ended September 30, 2014.

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in

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arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and will have the effect of reducing the net asset value of the Fund.

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. “Fiscal Period” means each twelve-month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year.

In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and therefore, a portion of the Incentive Fee would be payable to the Adviser) up to four times each fiscal year.

The Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year). The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero). This is sometimes known as a “high water mark.” The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.

The total dollar amounts paid to the Adviser by the Fund under the Advisory Agreement for fiscal years 2014, 2013 and 2012 were $28,480,458, $54,159,276 and $13,761,682, respectively.

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MANAGEMENT OF THE FUND

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund’s investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board also oversees the Fund’s risk management processes, primarily through the functions (described below) performed by the Audit Committee. The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.

Gregory D. Jakubowsky, the president and principal executive officer of the Fund and the Chief Operating Officer and Chief Compliance Officer of Alkeon Capital Management, LLC (“Alkeon”) (the sole member of the Adviser), serves as chairman of the Board (the “Chairman”). Although he is an “interested person” of the Fund, as defined by the 1940 Act, the Board believes that by having the Fund’s principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Trustees have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders’ interests. Furthermore, as summarized below, the Board has two committees performing critical functions for the Fund’s governance and operations: the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Trustees. Although the Fund does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board (66 2/3% of which is represented by Independent Trustees) and that each of the Fund’s critical committees of the Board (Audit and Nominating) is chaired by an Independent Trustee.

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below.

Independent Trustees
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
William F. Murphy, 56	Trustee	Indefinite/Since Inception	Portfolio Manager, Bay Hill Capital Management, LLC (investment management firm) (2010 to 2011); Executive Director, HSBC, N.A. (investment bank) (2006 to 2008); Executive Director, UBS (investment bank) (1985 to 2004)	One (1)	None

Jorge Orvananos, 45	Trustee	Indefinite/Since Inception	Principal, GFR, LLC (consulting) (2010 to present); Analyst, HealthCor Partners Management, L.P. (investment management firm) (2009 to 2010); Technical Strategist, Kingdon Capital Management, LLC (investment management firm) (1997 to 2009)	One (1)	None
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The address of each Independent Trustee is 350 Madison Avenue, 9th Floor, New York, New York 10017.

* “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(1) Other than the Fund.

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Interested Trustees*
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Gregory D. Jakubowsky, 41	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer and Chief Compliance Officer, Alkeon Capital Management, LLC (investment management firm) (2002 to present); Chief Executive Officer, Mainsail Group, L.L.C. (broker-dealer) (2003 to present)	One (1)	None

* “Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to his position as an officer of the Fund.

(1) Other than the Fund.

Each of the Trustees was elected to the Board by the Adviser as the then sole shareholder of the Fund.

The Trustees serve on the Board for terms of indefinite duration. Except as required by the 1940 Act, Trustees need not be elected by shareholders. Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

The following table sets forth certain information regarding the compensation received by the Independent Trustees from the Fund for the fiscal year ended September 30, 2014. No compensation is paid by the Fund to Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

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Compensation Table

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Fund Complex(1)
William F. Murphy	$15,000	0	0	$25,000

Jorge Orvananos	$15,000	0	0	$25,000

(1) Information in the Compensation Table is for the current fiscal year. The Fund Complex includes another registered investment company advised by the Adviser.

Currently, the Independent Trustees are each paid an annual retainer of $15,000 and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

Board Committees

The Board has formed an Audit Committee consisting of the Independent Trustees of the Fund. The primary duties of the Audit Committee are: (i) to recommend to the full Board and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year; (ii) to meet with the Fund’s independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund’s risk management processes by, among other things, meeting with the Fund’s auditors and overseeing the Fund’s disclosure controls and procedures (including the Fund’s internal controls over financial reporting); and (v) to report to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended September 30, 2014, the Audit Committee held three meetings.

The Board has also formed a Nominating Committee comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by investors in the Fund or by Fund management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to ACAP Strategic Fund, 350 Madison Avenue, 9th Floor, New York, New York, 10017; Attention: Vice President. During the fiscal year ended September 30, 2014, the Nominating Committee held no meetings.

Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. The Independent Trustees have, through their annual self-assessment process, expressed their satisfaction with the current composition of the Board and, in this regard, accorded particular weight to the individual professional and personal background of each Trustee, as set forth in the biographies included in the table contained in “Management of the Fund—Independent Trustees”, which was the basis for their selection to the Board. The Independent Trustees also considered that Mr. Jakubowsky is not an Independent Trustee, but recognized that he is a senior officer of Alkeon (the sole member of the Adviser) and serves as a principal officer of the Fund, and, as such, helps foster the Board’s direct access to information regarding the Adviser and the Fund. In considering the candidacy of a prospective Independent Trustee, the Nominating Committee and the Board would take into account a variety of factors, including each nominee’s professional background and experience.

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Equity Securities Owned by Trustees

As of the end of the most recently completed calendar year, none of the Trustees own shares of the Fund or in any other registered investment company overseen by the Trustees within the same Fund complex. As of the end of the most recently completed calendar year, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Adviser, the Adviser’s sole member, Alkeon, Mainsail Group L.L.C. or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser.

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Fund Officers

In accordance with the Fund’s amended and restated declaration of trust, the Board has selected the following persons to serve as officers of the Fund:

Officers
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 41	President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer and Chief Compliance Officer, Alkeon Capital Management, LLC (investment management firm); Chief Executive Officer, Mainsail Group, L.L.C. (broker-dealer)	One (1)

George Mykoniatis, 43	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management, LLC (investment management firm); Chief Compliance Officer, Mainsail Group, L.L.C. (broker-dealer)	One (1)

A. Tyson Arnedt, 52	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since Inception	Chief Compliance Officer, SilverBay Capital Management LLC (investment management firm); General Counsel, Alkeon Capital Management, LLC (investment management firm); General Counsel, Mainsail Group, L.L.C. (broker-dealer); Independent Consultant; Chief Operating Officer, EIM Management (USA) Inc. (investment management firm)	One (1)

The address of each Officer is 350 Madison Avenue, 9th Floor, New York, New York 10017.

(1) Other than the Fund.

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PORTFOLIO MANAGER

The following table provides information regarding accounts managed by the Fund’s principal portfolio manager, Mr. Panayotis (“Takis”) Sparaggis (the “Portfolio Manager”), as of September 30, 2014:

Registered Investment Companies Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
3	$2,965,535,153	2	$2,961,767,190
Pooled Investment Vehicles Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
9	$2,419,488,167	9	$2,419,488,167
Other Accounts Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
0	0	0	0

Portfolio Manager Compensation

Mr. Sparaggis’ compensation consists of periodic draws and the income from the profits of Alkeon, the sole member of the Adviser, derived by him as its controlling principal. The level of Alkeon’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Securities Ownership of Portfolio Managers

As of September 30, 2014, the Portfolio Manager did not own directly any shares of the Fund. (This does not take into account the Portfolio Manager’s position as controlling principal of the Adviser’s sole member.)

TAX ASPECTS

The following is a general summary of the material anticipated U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussions set forth here and in the Prospectus do not constitute tax advice. Shareholders must consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

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Federal Income Taxation of the Fund

The Fund has elected, and intends to qualify each year, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income (the “Gross Income Requirement”) and diversification of its assets (the “Diversification Requirement”). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To avoid a nondeductible 4% federal excise tax, the Fund will be required to distribute by December 31 of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

The Diversification Requirement requires the Fund to diversify its holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of the Fund’s total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities representing, in respect of any one issuer, no more than 5% of the value of the Fund’s assets and no more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of the total assets of the Fund is invested in (i) the securities of any one issuer, other than U.S. government securities or securities of other RICs, (ii) the securities of any two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or (iii) securities of qualified publicly traded partnerships.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund may be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders at the rates then applicable to dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

As an alternative, there is a remedy for a failure of the Diversification Requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. There is also a de minimis exception to a potential failure of the Diversification Requirement that would require corrective action but no tax payment. In addition, a failure of the Gross Income Requirement can be

S-15

remedied, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Nature of the Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. An investment by the Fund in a “passive foreign investment company” may result in additional taxes as well as potentially causing the Fund to recognize income in advance of receiving cash payments.

Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income (or loss) may increase (or decrease) the Fund’s income available for distribution.

Distributions to Shareholders

Distributions of the Fund’s investment company taxable income are, except as described below, taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute long-term or short-term capital gains to such holder, depending on the holder’s holding period in the shares.

The federal income tax rates generally are reduced to 20% (lower rates apply for individuals in lower tax brackets) on (1) long-term capital gains received by individuals and (2) “qualified dividend income” received by individuals from certain domestic and foreign corporations. Fund shareholders, as well as the Fund itself, must satisfy certain holding period and other requirements in order for the reduced rates to apply. Because the Fund intends to invest primarily in equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends, if any, will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

S-16

Sale of Shares

A shareholder will recognize a gain or loss on the sale of shares (other than a repurchase as described below) equal to the difference between the shareholder’s adjusted tax basis (which will include any sales load paid by such shareholder to a Selling Agent) in the shares sold and the amount received. Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets and generally will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Fund’s automatic reinvestment plan. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale or exchange of Fund shares held by a shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.

Tax on Net Investment Income

Individuals, estates and trusts are subject to a Medicare tax of 3.8% on “net investment income” (or undistributed “net investment income”, in the case of estates and trusts) for a taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount.* Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in a shareholder’s “net investment income” subject to this Medicare tax.

Repurchase of Shares

The repurchase of shares by the Fund generally will be a taxable transaction for federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend. A repurchase of shares generally will be treated as a sale or exchange if the receipt of cash by the shareholder results in a “complete redemption” of the shareholder’s interest in the Fund or is “substantially disproportionate” or “not essentially equivalent to a dividend” with respect to the shareholder. In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the shareholder by reason of certain constructive ownership rules generally must be taken into account. If any of the tests for sale or exchange treatment is met, a shareholder will generally recognize gain or loss on a repurchase equal to the difference between the amount of cash received by the shareholder and the adjusted tax basis of the shares repurchased. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. (See the discussion above under “Sale of Shares.”)

If none of the tests for sale or exchange treatment is met, the amount received by a shareholder on a repurchase of shares will be taxable to the shareholder as a dividend to the extent of such shareholder’s allocable share of the Fund’s current and accumulated earnings and profits. The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder’s adjusted tax basis in the shares repurchased), and any amount in excess of the shareholder’s adjusted tax basis would constitute taxable gain. Any remaining tax basis in the shares repurchased by the Fund will be transferred to any remaining shares held by such shareholder. In addition, if the Fund were treated as a nonpublicly offered regulated investment company, then if a repurchase of shares is treated as a dividend to a tendering shareholder, a constructive dividend may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such repurchase.

*	The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.
S-17

Non-U.S. Shareholders

A shareholder who is not (i) a citizen or resident alien individual of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, including the District of Columbia, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust, if such trust validly elects to be treated as a United States person for United States federal income tax purposes or whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a “Non-U.S. Shareholder”) generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not “effectively connected” with a United States trade or business carried on by such shareholder, provided that such shareholder furnishes to the Fund a properly completed IRS Form W-8BEN or other applicable W-8 form certifying its non-United States status.

Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for 183 days or more during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. (See “Backup Withholding” and “Information Reporting” below.)

If distributions made by the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder’s United States trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to United States federal income tax on a net basis at the graduated tax rates applicable to United States persons. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a United States trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder’s United States trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional “branch profits tax” with respect to income from the Fund that is effectively connected with a United States trade or business.

For taxable years beginning before January 1, 2014, properly designated dividends are generally exempt from U.S. federal withholding tax if they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership of which the Fund owns at least 10% of the voting power or capital or profits interest, as applicable, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Shareholder will need to comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, other applicable W-8 form or substitute form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion, if any, of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder that holds shares in the Fund through a non-United States partnership must provide an IRS Form W-8BEN to the Fund to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders

S-18

are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

If the Fund retains and designates any amount of the Fund’s net capital gains as undistributed capital gains, a Non-U.S. Shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax paid on such undistributed capital gains. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether such withholding is required.

Backup Withholding

The Fund may be required to withhold federal income tax at the rate of 28% on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its foreign status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under “Non-U.S. Shareholders” are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS on a timely basis.

Information Reporting

The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder’s country of residence.

The Fund must report to the IRS and furnish to shareholders basis information for shares purchased on or after January 1, 2012, and repurchased on or after that date. In addition to reporting the gross proceeds from the repurchase of shares, the Fund will also be required to report the basis information for such shares and indicate whether they had a short-term or long-term holding period. The Fund will permit shareholders to elect from among several acceptable basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default basis method. Shareholders should consult with their tax advisers to determine the best basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.

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Tax Shelter Reporting

If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Fund) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund’s Vice President at (212) 389-8713 and (ii) at the SEC’s website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Accordingly, if the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

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A.	if a proposal is addressed by the ISS Policies, the Adviser will vote in accordance with such policies;

B.	if the Adviser believes it is in the best interests of the fund to depart from the ISS Policies, the Adviser will be subject to the requirements of C or D below, as applicable;

C.	if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

D.	if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of a fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser’s Compliance Committee.

GENERAL INFORMATION

Independent Registered Public Accounting Firm

Grant Thornton LLP, located at principal business address 757 Third Avenue, New York, NY 10017, serves as the Fund’s independent registered public accounting firm, providing audit and tax services.

FINANCIAL STATEMENTS

Appendix A to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by Grant Thornton LLP.

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APPENDIX A

ACAP Strategic Fund

Financial Statements

For the Year Ended September 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP 757 Third Avenue, 9th Floor New York, NY 10017 T212.599.0100 F212.370.4520 www.GrantThornton.com

Board of Trustees and Shareholders
ACAP Strategic Fund

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (a Delaware statutory trust) (the “Fund”), including the schedules of investments, securities sold, not yet purchased and swap contracts as of September 30, 2014 and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period November 1, 2012 through September 30, 2013, and the financial highlights (included in Note 14) for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of September 30, 2014 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACAP Strategic Fund as of September 30, 2014, and the results of its operations, the changes in its net assets for the year then ended and the period November 1, 2012 to September 30, 2013, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
November 26, 2014

A-1

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014
Assets
Investments in securities, at fair value (cost $1,408,261,435)	$1,646,426,500
Cash and cash equivalents (including Euros of $721,880, with a cost of $752,489, British Pounds Sterling of $57,505, with a cost of $53,640, Hong Kong Dollars of $5,465,960, with a cost of $5,472,328, Japanese Yen of $(19,942,068), with a cost of $(20,018,272), and Singapore Dollars of $3,846,983, with a cost of $3,904,813)	156,892,405
Due from brokers (including British Pounds Sterling of $877,530, with a cost of $891,681 and Swedish Krona of $2,396, with a cost of $2,570)	154,875,688
Receivable for investment securities sold	25,697,387
Net unrealized appreciation on total return swaps	3,987,519
Dividends receivable	1,734,205
Interest receivable	210,216
Other assets	61,633

Total assets	1,989,885,553

Liabilities
Securities sold, not yet purchased, at fair value (proceeds $421,540,721 )	430,750,853
Withdrawals payable	54,261,509
Payable for investment securities purchased	16,201,752
Due to broker (including Euros of $1,158,322, with a cost of $1,257,971, Hong Kong Dollars of $2,377,403, with a cost of $2,381,216, and Japanese Yen of $973,192, with a cost of $1,018,950)	15,028,917
Management fees payable	2,528,586
Stock loan fee payable	789,780
Dividends payable on securities sold, not yet purchased	474,688
Shareholders servicing fees payable	316,073
Administration fees payable	298,625
Professional fees payable	174,833
Accrued expenses	160,267

Total liabilities	520,985,883

Net Assets	$1,468,899,670

Net assets
Represented by:
Shares of beneficial interest - $0.001 par value; unlimited shares authorized; 115,080,053 shares issued and outstanding	$1,324,210,365
Accumulated net investment gain/(loss)	(145,862,617)
Accumulated net realized gain/(loss) of investment transactions, foreign currency transactions and total return swaps	57,488,035
Net unrealized gain/(loss) of investments, foreign currency and total return swaps	233,063,887

Net Assets	$1,468,899,670

Net asset value per share	$12.76

The accompanying notes are an integral part of these financial statements.

A-2

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS

Shares		September 30, 2014 Fair Value
	Investments in Securities—112.09%
	Common Stocks—111.29%
	China—10.67%
	E-Commerce / Products—2.44%
189,940	Vipshop Holdings Ltd ADS * (a)	$35,900,559

	E-Commerce / Services—0.77%
1,133,200	SouFun Holdings Ltd ADR	11,275,340

	Gas–Distribution—1.29%
2,898,000	ENN Energy Holdings Ltd	18,958,983

	Internet Security—1.32%
288,150	Qihoo 360 Technology Co Ltd ADR *	19,441,481

	Web Portals / ISP—4.85%
326,300	Baidu Inc ADR * (a)	71,208,449

	Total China (cost $139,518,712)	$156,784,812

	Hong Kong—2.67%
	Alternative Waste Technology—2.34%
25,931,000	China Everbright International Ltd	34,329,330

	Casino Hotels—0.33%
841,000	Galaxy Entertainment Group Ltd	4,884,560

	Total Hong Kong (cost $16,983,383)	$39,213,890

	Japan—17.49%
	Audio / Video Products—3.03%
1,845,000	Sony Corp	33,487,351
614,700	Sony Corp ADR	11,089,188

		44,576,539

	Chemicals–Diversified—4.89%
759,600	Nitto Denko Corp	41,651,798
460,500	Shin-Etsu Chemical Co Ltd	30,091,289

		71,743,087

	Commercial Banks–Non U.S.—0.82%
2,889,807	Sumitomo Mitsui Trust Holdings Inc	12,026,044

	E-Commerce / Products—1.43%
1,823,254	Rakuten Inc	20,992,477

	Electronic Components–Miscellaneous—1.97%
993,800	Alps Electric Co Ltd	17,059,350
871,570	Minebea Co Ltd	11,886,309

		28,945,659

	Finance–Leasing Company—0.94%
1,001,740	ORIX Corp	13,816,789

	Finance–Other Services—2.54%
1,571,758	Japan Exchange Group Inc	37,296,924

	Telephone–Integrated—1.87%
391,900	SoftBank Corp	27,469,977

	Total Japan (cost $239,296,554)	$256,867,496

The accompanying notes are an integral part of these financial statements.

A-3

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2014 Fair Value
	Common Stocks (continued)
	Netherlands—0.53%
	Metal–Diversified—0.53%
314,280	Constellium NV, Class A *	$7,734,431

	Total Netherlands (cost $9,985,894)	$7,734,431

	United Kingdom—1.54%
	Diversified Manufacturing Operations—1.54%
346,610	Pentair PLC (a)	22,699,489

	Total United Kingdom (cost $24,758,969)	$22,699,489

	United States—78.39%
	Apparel Manufacturers—1.51%
286,590	Carter’s Inc (a)	22,216,457

	Applications Software—0.60%
151,010	ServiceNow Inc * (a)	8,876,368

	Auction House / Art Dealer—0.26%
105,420	Sotheby’s	3,765,602

	Auto / Truck Parts & Equipment—1.00%
150,730	Visteon Corp * (a)	14,658,493

	Cable / Satellite Television—3.46%
944,330	Comcast Corp, Class A	50,786,067

	Commercial Services–Finance—4.10%
74,930	Alliance Data Systems Corp * (a)	18,602,871
562,310	MasterCard Inc, Class A (a)	41,565,955

		60,168,826

	Computer Aided Design—1.01%
393,390	Aspen Technology Inc * (a)	14,838,671

	Computer Data Security—0.42%
230,791	Qualys Inc *	6,139,041

	Computers—3.01%
438,830	Apple Inc (a)	44,212,123

	Computers–Memory Devices—0.38%
243,130	Spansion Inc, Class A * (a)	5,540,933

	Consulting Services—1.59%
382,800	Verisk Analytics Inc, Class A * (a)	23,308,692

	E-Commerce / Products—1.67%
75,920	Amazon.com Inc * (a)	24,479,645

	E-Commerce / Services—3.98%
159,470	Coupons.com Inc *	1,907,261
1,137,400	Groupon Inc *	7,597,832
536,920	TripAdvisor Inc * (a)	49,085,226

		58,590,319

The accompanying notes are an integral part of these financial statements.

A-4

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2014 Fair Value
	Common Stocks (continued)
	United States (continued)
	Electronic Components–Semiconductors—2.30%
97,100	OmniVision Technologies Inc * (a)	$2,569,266
738,240	Xilinx Inc (a)	31,264,464

		33,833,730

	Electronic Design Automation—1.56%
576,440	Synopsys Inc * (a)	22,881,786

	Enterprise Software / Services—0.92%
306,230	Guidewire Software Inc *	13,578,238

	Finance–Credit Card—1.68%
52,310	American Express Co	4,579,217
94,350	Visa Inc, Class A (a)	20,131,460

		24,710,677

	Finance–Other Services—3.91%
294,340	Intercontinental Exchange Group Inc	57,411,017

	Internet Content–Entertainment—1.97%
197,370	Facebook Inc, Class A *	15,600,125
551,010	Pandora Media Inc. *	13,312,402

		28,912,527

	Investment Management / Advisory Services—1.72%
126,150	Affiliated Managers Group Inc * (a)	25,275,414

	Medical–Biomedical / Genetics—10.53%
264,040	Alexion Pharmaceuticals Inc * (a)	43,783,113
412,720	BioMarin Pharmaceuticals Inc * (a)	29,781,875
564,090	Celgene Corp *	53,464,450
258,940	Gilead Sciences Inc *	27,564,163

		154,593,601

	Medical–Drugs—0.62%
370,640	ACADIA Pharmaceuticals Inc * (a)	9,177,046

	Medical–Outpatient / Home Medical—2.04%
910,774	Premier Inc, Class A * (a)	29,928,034

	Medical–Wholesale Drug Distribution—2.95%
560,510	AmerisourceBergen Corp (a)	43,327,423

	Multimedia—2.97%
1,310,930	Twenty-First Century Fox Inc, Class B (a)	43,667,078

	Office Automation & Equipment—0.86%
504,540	Pitney Bowes Inc	12,608,455

	Publishing–Newspapers—2.31%
2,103,305	News Corp, Class B * (a)	33,926,310

	Retail–Consumer Electronics—0.99%
432,920	Best Buy Co Inc	14,541,783

The accompanying notes are an integral part of these financial statements.

A-5

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2014 Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail–Discount—5.19%
304,770	Costco Wholesale Corp (a)	$38,193,776
167,000	Dollar General Corp *	10,205,370
497,300	Dollar Tree Inc * (a)	27,883,611

		76,282,757

	Retail–Home Furnishings—0.79%
145,970	Restoration Hardware Holdings Inc *	11,611,914

	Retail–Major Department Stores—1.77%
379,760	Nordstrom Inc (a)	25,964,191

	Retail–Miscellaneous / Diversified—0.15%
100,560	Container Store Group Inc *	2,189,191

	Retail–Restaurants—1.04%
202,780	Starbucks Corp (a)	15,301,779

	Retail–Sporting Goods—0.55%
136,160	Cabela’s Inc * (a)	8,019,824

	Semiconductor Components–Integrated Circuits—0.80%
390,580	Maxim Integrated Products Inc	11,811,139

	Semiconductor Equipment—3.16%
405,760	Lam Research Corp	30,310,272
834,760	Teradyne Inc (a)	16,185,996

		46,496,268

	Television—2.74%
751,340	CBS Corp, Class B (a)	40,196,690

	Transport–Rail—1.88%
227,730	Kansas City Southern	27,600,876

	Total United States (cost $965,807,406)	$1,151,428,985

	Total Common Stock (cost $1,396,350,918)	$1,634,729,103

Par
	Convertible Bond—0.80%
	United States—0.80%
	Internet Content–Entertainment—0.80%
11,959,000	Twitter Inc, 1.00% due 09/15/2021	11,697,397

	Total United States (cost $11,910,517)	$11,697,397

	Total Convertible Bond (cost $11,910,517)	$11,697,397

	Total Investments in Securities (cost $1,408,261,435) †	$1,646,426,500

	Other Liabilities in Excess of Assets–(12.09%) **	$(177,526,830)

	Net Assets–100.00%	$1,468,899,670

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

A-6

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

**	Includes $65,953,251 invested in a BNY Mellon Money Market Account, which is 4.49% of net assets.

ADR	American Depositary Receipt

ADS	American Depositary Shares

†	Aggregate cost for federal income tax purposes is $1,423,299,394. The aggregate gross unrealized gain/(loss) for federal income tax purposes for all portfolio investments is as follows:

Excess of value of cost	$274,140,131
Excess of cost of value	(51,013,025)

$223,127,106

The accompanying notes are an integral part of these financial statements.

A-7

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (concluded)

Investments in Securities – By Industry	September 30, 2014 Percentage of Net Assets (%)
Alternative Waste Technology	2.34
Apparel Manufacturers	1.51
Applications Software	0.60
Audio / Video Products	3.03
Auction House / Art Dealer	0.26
Auto / Trucks Parts & Equipment	1.00
Cable / Satellite Television	3.46
Casino Hotels	0.33
Chemicals – Diversified	4.89
Commercial Banks – Non U.S.	0.82
Commercial Services – Finance	4.10
Computer Aided Design	1.01
Computer Data Security	0.42
Computers	3.01
Computer – Memory Devices	0.38
Consulting Services	1.59
Diversified Manufacturing Operations	1.54
E-Commerce / Products	5.54
E-Commerce / Services	4.75
Electronic Components – Miscellaneous	1.97
Electronic Components – Semiconductors	2.30
Electronic Design Automation	1.56
Enterprise Software / Services	0.92
Finance – Credit Card	1.68
Finance – Leasing Company	0.94
Finance – Other Services	6.45
Gas – Distribution	1.29
Internet Content – Entertainment	2.77
Internet Security	1.32
Investment Management / Advisory Services	1.72
Medical – Biomedical / Genetics	10.53
Medical – Drugs	0.62
Medical – Outpatient / Home Medical	2.04
Medical – Wholesale Drug Distribution	2.95
Metal – Diversified	0.53
Multimedia	2.97
Office Automation & Equipment	0.86
Publishing – Newspapers	2.31
Retail – Consumer Electronics	0.99
Retail – Discount	5.19
Retail – Home Furnishings	0.79
Retail – Major Department Stores	1.77
Retail – Miscellaneous / Diversified	0.15
Retail – Restaurants	1.04
Retail – Sporting Goods	0.55
Semiconductor Components – Integrated Circuits	0.80
Semiconductor Equipment	3.16
Telephone – Integrated	1.87
Television	2.74
Transport – Rail	1.88
Web Portals / ISP	4.85

Total Investments in Securities	112.09%

The accompanying notes are an integral part of these financial statements.

A-8

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

Shares		September 30, 2014 Fair Value
	Securities Sold, Not Yet Purchased—29.32%
	Common Stock—29.32%
	Canada—0.72%
	Computers–Integrated Systems—0.72%
313,859	CGI Group Inc, Class A	$10,627,198

	Total Canada (proceeds $9,449,879)	$10,627,198

	China—2.45%
	Computers—1.08%
10,656,000	Lenovo Group Ltd	15,863,718

	Electric–Generation—0.13%
1,796,000	Huaneng Power International Inc, Class H	1,961,350

	Electronic Components–Miscellaneous—0.81%
2,060,777	AAC Technologies Holdings Inc	11,969,072

	Metal–Aluminum—0.03%
49,900	Aluminum Corp of China Ltd ADR	504,489

	Metal Processors & Fabrication—0.15%
4,484,000	China Zhongwang Holdings Ltd	2,228,978

	Real Estate Operations / Development—0.25%
3,689,200	Guangzhou R&F Properties Co Ltd, Class H	3,729,536

	Total China (proceeds $29,865,675)	$36,257,143

	Hong Kong—1.68%
	Distribution / Wholesale—0.82%
10,574,000	Li & Fung Ltd	12,010,493

	Electric–Integrated—0.86%
1,564,500	CLP Holdings Ltd	12,562,179

	Total Hong Kong (proceeds $27,196,653)	$24,572,672

	India—1.06%
	Computer Services—1.06%
255,800	Infosys Ltd ADR	15,473,342

	Total India (proceeds $13,758,717)	$15,473,342

	Ireland—0.45%
	Computers–Memory Devices—0.45%
116,100	Seagate Technology PLC	6,649,047

	Total Ireland (proceeds $6,568,014)	$6,649,047

	Japan—2.47%
	Building Products–Doors and Windows—0.33%
888,000	Asahi Glass Co Ltd	4,813,390

	Chemicals–Diversified—0.47%
590,172	Kuraray Co Ltd	6,918,831

	Computers–Integrated Systems–0.13%
304,000	Fujitsu Ltd	1,870,641

The accompanying notes are an integral part of these financial statements.

A-9

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2014 Fair Value
	Common Stocks (continued)
	Japan (continued)
	Electronic Components–Semiconductors—0.12%
28,700	Rohm Co Ltd	$1,805,278

	Office Automation & Equipment—1.42%
641,800	Canon Inc	20,890,167

	Total Japan (proceeds $37,294,273)	$36,298,307

	South Korea—0.30%
	Electronic Components–Miscellaneous—0.30%
278,100	LG Display Co Ltd ADR	4,380,075

	Total South Korea (proceeds $4,455,247)	$4,380,075

	Switzerland—0.35%
	Computers–Peripheral Equipment—0.35%
397,800	Logitech International SA	5,099,796

	Total Switzerland (proceeds $5,078,515)	$5,099,796

	Taiwan—0.78%
	Electronic Components–Miscellaneous—0.25%
896,100	AU Optronics Corp ADR	3,727,776

	Semiconductor Components–Integrated Circuits—0.53%
602,700	Siliconware Precision Industries Co ADR	4,110,414
1,830,500	United Microelectronics Corp ADR	3,642,695

		7,753,109

	Total Taiwan (proceeds $11,510,862)	$11,480,885

	United States—19.06%
	Beverages–Non-alcoholic—0.62%
214,500	Coca-Cola Co	9,150,570

	Commercial Services–Finance—0.57%
522,600	Western Union Co	8,382,504

	Computer Services—0.99%
76,400	International Business Machines Corp	14,503,012

	Electric–Integrated—3.48%
369,330	Hawaiian Electric Industries Inc	9,805,712
199,630	Pinnacle West Capital Corp	10,907,783
392,310	Public Service Enterprise Group Inc	14,609,624
364,350	Southern Co	15,903,878

		51,226,997

	Electronic Components–Semiconductors—2.36%
461,090	Cree Inc	18,881,636
452,950	Intel Corp	15,771,719

		34,653,355

The accompanying notes are an integral part of these financial statements.

A-10

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2014 Fair Value
	Common Stocks (continued)
	United States (continued)
	Food–Miscellaneous / Diversified—1.36%
229,650	General Mills Inc	$11,585,843
136,580	Kellogg Co	8,413,327

		19,999,170

	Recreational Centers—0.83%
241,010	Life Time Fitness Inc	12,156,544

	REITS–Diversified—0.66%
95,930	Vornado Realty Trust	9,589,163

	REITS–Office Property—0.71%
216,280	Mack-Cali Realty Corp	4,133,111
356,790	Piedmont Office Realty Trust Inc, Class A	6,293,776

		10,426,887

	REITS–Regional Malls—1.10%
98,680	Simon Property Group Inc	16,224,966

	Retail–Apparel / Shoes—0.43%
138,298	Buckle Inc	6,277,346

	Retail–Bedding—0.96%
212,870	Bed Bath & Beyond Inc	14,013,232

	Retail–Pet Food & Supplies—0.69%
145,040	PetSmart Inc	10,165,854

	Retail–Regional Department Stores—0.48%
121,460	Macy’s Inc	7,066,543

	Sector Fund–Real Estate—0.29%
62,020	iShares US Real Estate ETF	4,291,784

	Sector Fund–Utility—0.09%
30,840	Utilities Select Sector SPDR Fund ETF	1,298,056

	Security Services—1.22%
503,520	ADT Corp	17,854,819

	Telecommunication Equipment–Fiber Optics—0.91%
693,290	Corning Inc	13,408,229

	Telephone–Integrated—0.83%
347,430	AT&T Inc	12,243,433

	Toys—0.48%
227,730	Mattel Inc	6,979,924

	Total United States (proceeds $276,362,886)	$279,912,388

	Total Common Stock (proceeds $421,540,721)	$430,750,853

	Total Securities Sold, Not Yet Purchased (proceeds $421,540,721)	$430,750,853

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

A-11

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

Securities Sold, Not Yet Purchased – By Industry	September 30, 2014 Percentage of Net Assets (%)
Beverages – Non-alcoholic	0.62
Building Products – Doors and Windows	0.33
Chemicals – Diversified	0.47
Commercial Services – Finance	0.57
Computers	1.08
Computers – Integrated Systems	0.85
Computers – Memory Devices	0.45
Computers – Peripheral Equipment	0.35
Computer Services	2.05
Distribution / Wholesale	0.82
Electric – Generation	0.13
Electric – Integrated	4.34
Electronic Components – Miscellaneous	1.36
Electronic Components – Semiconductors	2.48
Food – Miscellaneous / Diversified	1.36
Metal – Aluminum	0.03
Metal Processors & Fabrication	0.15
Office Automation & Equipment	1.42
Real Estate Operations / Development	0.25
Recreational Centers	0.83
REITS – Diversified	0.66
REITS – Office Property	0.71
REITS – Regional Malls	1.10
Retail – Apparel / Shoes	0.43
Retail – Bedding	0.96
Retail – Pet Food & Supplies	0.69
Retail – Regional Department	0.48
Sector Fund – Real Estate	0.29
Sector Fund – Utility	0.09
Security Services	1.22
Semiconductor Components – Integrated Circuits	0.53
Telecommunication Equipment – Fiber Optics	0.91
Telephone – Integrated	0.83
Toys	0.48

Total Securities Sold, Not Yet Purchased	29.32%

The accompanying notes are an integral part of these financial statements.

A-12

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS

Notional Amount	Maturity Date		September 30, 2014 Unrealized Gain/(Loss)
	Swap Contracts—0.27%
	Total Return Swap Contracts—0.27%
	Audio / Video Products—0.02%
$(13,961,899)	3/3/2016	Sharp Corp	$319,184

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Sharp Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 1.55%.

	Computers—(0.02%)
(13,046,206)	3/3/2016	Asustek Computer Inc	(44,084)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Asustek Computer Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 1.00%.

(9,239,203)	3/3/2016	Quanta Computer Inc	(187,048)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Quanta Computer Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.99%.

			(231,132)

	Computers–Peripheral Equipment—0.00%
(10,770,762)	3/3/2016	Innolux Display Corp.	37,058

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 2.19%.

	Electric Products–Miscellaneous—0.13%
(12,972,945)	3/3/2016	LG Electronics Inc	673,642

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of LG Electronics Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 1.17%.

(13,399,360)	3/3/2016	LG Innotek Co Ltd	1,291,353

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of LG Innotek Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.90%.

			1,964,995

The accompanying notes are an integral part of these financial statements.

A-13

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		September 30, 2014 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Electronic Components–Miscellaneous—0.08%
$(9,615,995)	3/3/2016	AU Optronics Corp	$287,911

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of AU Optronics Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 1.22%.

(18,731,555)	3/3/2016	Hon Hai Precision Industry Co Ltd	813,806

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Hon Hai Precision Industry Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(7,028,425)	3/3/2016	NEC Corporation	(140,952)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of NEC Corporation in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(6,914,954)	3/3/2016	Nippon Electric Glass Co Ltd	195,559

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Nippon Electric Glass Co Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

			1,156,324

	Electronic Components–Semiconductors—(0.01%)
26,864,516	3/3/2016	Samsung Electronics Co Ltd	335,035

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Samsung Electronics Co Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.

(13,547,007)	3/3/2016	SK Hynix Inc	(486,539)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of SK Hynix Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

			(151,504)

	Finance–Investment Banker / Broker—0.00%
(1,518,901)	3/3/2016	Bolsas y Mercados Espanoles SA	35,810

Agreement with Morgan Stanley, dated 03/01/2012 to deliver the total return of the shares of Bolsas y Mercados Espanoles SA in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.00%.

The accompanying notes are an integral part of these financial statements.

A-14

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		September 30, 2014 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Food–Retail—0.08%
$(7,275,609)	3/3/2016	Delhaize Group SA	$(7,359)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Delhaize Group SA in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(1,867,633)	3/3/2016	Distribuidora Internacional de Alimentacion SA	14,457

Agreement with Morgan Stanley, dated 01/01/2012 to deliver the total return of the shares of Distribuidora Internacional de Alimentacion SA in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(14,774,767)	3/3/2016	Koninklijke Ahold NV	238,668

Agreement with Morgan Stanley, dated 01/01/2012 to deliver the total return of the shares of Koninklijke Ahold NV in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(8,054,387)	12/11/2014	Sainsbury PLC	201,092

Agreement with Morgan Stanley, dated 12/08/2012 to deliver the total return of the shares of Sainsbury PLC in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(11,542,563)	12/11/2014	Tesco PLC	439,669

Agreement with Morgan Stanley, dated 12/08/2012 to deliver the total return of the shares of Tesco PLC in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(6,437,969)	12/11/2014	WM Morrison Supermarkets PLC	231,035

Agreement with Morgan Stanley, dated 12/08/2012 to deliver the total return of the shares of WM Morrison Supermarkets PLC in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

			1,117,562

	Hotels & Motels—0.00%
33,932,268	12/11/2014	Whitbread PLC	(20,036)

Agreement with Morgan Stanley, dated 12/08/2012 to receive the total return of the shares of Whitbread PLC in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.65%.

The accompanying notes are an integral part of these financial statements.

A-15

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		September 30, 2014 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Metal Processors & Fabrication—(0.01%)
$(4,689,005)	3/3/2016	Catcher Technology Co Ltd	$(187,770)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Catcher Technology Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.54%.

	Photo Equipment & Supplies—0.00%
(3,804,815)	3/3/2016	Largan Precision Co Ltd	(112,458)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Largan Precision Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 1.50%.

(11,680,166)	3/3/2016	Nikon Corp	178,861

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Nikon Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

			66,403

	Private Equity—0.00%
11,357,177	3/3/2016	Blackstone Group LP	(51,222)

Agreement with Morgan Stanley, dated 03/01/2012 to receive the total return of the shares of Blackstone Group LP in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.

	Publishing–Periodicals—0.00%
(1,347,301)	12/11/2014	UBM PLC	(13,958)

Agreement with Morgan Stanley, dated 12/08/2012 to deliver the total return of the shares of UBM PLC in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

	Retail–Discount—0.01%
4,233,800	12/11/2014	B&M European Value Retail SA	134,942

Agreement with Morgan Stanley, dated 12/08/2012 to receive the total return of the shares of B&M European Value Retail SA in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.65%.

7,265,561	12/11/2014	Poundland Group PLC	(22,673)

Agreement with Morgan Stanley, dated 12/08/2012 to receive the total return of the shares of Poundland Group PLC in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.65%.

			112,269

The accompanying notes are an integral part of these financial statements.

A-16

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		September 30, 2014 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Retail–Restaurants—0.00%
$4,788,829	3/3/2016	Gourmet Master Co Ltd	$(27,357)

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Gourmet Master Co Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 1.25%.

	Semiconductor Components–Integrated Circuits—(0.01%)
(7,915,273)	3/3/2016	Novatek Microelectronics Corp	(107,069)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Novatek Microelectronics Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.83%.

(8,479,678)	3/3/2016	Powertech Technology Inc	150,093

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Powertech Technology Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 2.50%.

56,772,561	3/3/2016	QUALCOMM Inc	(32,910)

Agreement with Morgan Stanley, dated 03/01/2012 to receive the total return of the shares of QUALCOMM Inc in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

(5,713,546)	3/3/2016	Realtek Semiconductor Corp	(217,031)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Realtek Semiconductor Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 2.50%.

(3,233,152)	3/3/2016	Siliconware Precision Industries Co	26,856

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Siliconware Precision Industries Co in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.81%.

(3,622,350)	3/3/2016	United Microelectronics Corp	41,398

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of United Microelectronics Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.50%.

			(138,663)

The accompanying notes are an integral part of these financial statements.

A-17

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		September 30, 2014 Unrealized Gain/(Loss)
	Total Return Swap Contracts (continued)
	Television—(0.01%)
$9,828,225	12/11/2014	ITV PLC	$(111,518)

Agreement with Morgan Stanley, dated 12/08/2012 to receive the total return of the shares of ITV PLC in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.65%.

6,527,656	3/3/2016	Nippon Television Holdings Inc	(50,686)

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Nippon Television Holdings Inc in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.60%.

			(162,204)

	Web Portals / ISP—0.01%
30,210,605	3/3/2016	Google Inc, Class A	161,760

Agreement with Morgan Stanley, dated 03/01/2012 to receive the total return of the shares of Google Inc, Class A in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

	Total Swap Contracts		$3,987,519

The accompanying notes are an integral part of these financial statements.

A-18

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (concluded)

Swap Contracts – By Industry	September 30, 2014 Percentage of Net Assets (%)
Audio / Video Products	0.02
Computers	(0.02)
Computers – Peripheral Equipment	0.00
Electric Products – Miscellaneous	0.13
Electronic Components – Miscellaneous	0.08
Electronic Components – Semiconductors	(0.01)
Finance – Investment Banker / Broker	0.00
Food – Retail	0.08
Hotels & Motels	0.00
Metal Processors & Fabrication	(0.01)
Photo Equipment & Supplies	0.00
Private Equity	0.00
Publishing – Periodicals	0.00
Retail – Discount	0.01
Retail – Restaurants	0.00
Semiconductor Components – Integrated Circuits	(0.01)
Television	(0.01)
Web Portals / ISP	0.01

Total Swap Contracts	0.27%

The accompanying notes are an integral part of these financial statements.

A-19

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2014
Investment Income
Dividends (net of foreign withholding tax of $350,653)	$14,212,761
Interest	1,494,616

Total investment income	15,707,377

Expenses
Management fees	28,163,939
Dividends on securities sold, not yet purchased	10,507,251
Stock loan fees	10,252,850
Shareholder servicing fees	3,513,567
Administration fees	1,127,433
Professional fees	698,855
Transfer agent fees	405,923
Custody fees	299,915
Incentive Fee	286,519
Insurance expense	161,531
Registration fees	106,459
Trustees’ fees	45,000
Interest expense	29,925
Miscellaneous expense	570,176

Total expenses	56,169,343

Net investment loss	(40,461,966)

Realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps

Realized gain/(loss) from investment activities, foreign currency transactions and total return swaps
Investment securities	89,043,616
Securities sold, not yet purchased	(59,398,388)
Foreign currency transactions	37,037
Total return swaps	(3,749,528)

Net realized gain/(loss) from investment activities, foreign currency transactions and total return swaps	25,932,737

Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	(20,824,817)
Net change in unrealized gain/(loss) of total return swaps	1,848,245

Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	(18,976,572)

Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	6,956,165

Net decrease in net assets resulting from operations	$(33,505,801)

The accompanying notes are an integral part of these financial statements.

A-20

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2014	For the Eleven Months Ended September 30, 2013
From operations:

Net investment loss	$(40,461,966)	$(61,506,410)
Net realized gain/(loss) from investment activities, foreign currency transactions and total return swaps	25,932,737	26,769,046
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	(18,976,572)	183,062,628

Net increase/(decrease) in net assets resulting from operations	(33,505,801)	148,325,264

Distributions to shareholders:

From net realized gain ($0.06473 per share)	(6,239,719)	—

Net decrease in net assets resulting from distributions to shareholders	(6,239,719)	—

From transactions in shares:
Net proceeds from sale of shares	507,928,252	384,356,513
Reinvestment of distributions	5,746,559	—
Cost of shares repurchased	(142,378,253)	(89,914,361)

Net increase in net assets from transactions in shares	371,296,558	294,442,152

Net increase in net assets	331,551,038	442,767,416

Net assets at beginning of period	1,137,348,632	694,581,216

Net assets at end of period	$1,468,899,670	$1,137,348,632

Accumulated Undistributed Net Investment Loss	$(145,862,617)	$(105,400,651)

The accompanying notes are an integral part of these financial statements.

A-21

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding Shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its managing member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon is registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes, i.e., leverage its assets. The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of Shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000. Minimum subsequent investments must be at least $10,000 (in each case, including a sales load if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with Mainsail Group, L.L.C. (the “Underwriter”) or with brokers or dealers retained by the Underwriter to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,000,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

On July 15, 2014, the Fund filed a request with the SEC for an exemptive order that would allow the Fund to issue additional classes of shares. If the requested order is issued, the Fund currently anticipates offering Class W shares which would be offered to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. At that time, existing shares of the Fund would be designated Class A shares. Class W shares are currently not expected to be subject to any front-end sales load or ongoing distribution/service fee.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined

A-22

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

1. Organization (continued)

in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires (hereafter referred to as “authoritative guidance”) the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

In June 2013, the FASB issued ASU No. 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 changes the approach to the assessment of whether a company is an investment company, clarifies the characteristics of an investment company, provides comprehensive guidance for the investment company assessment and contains certain disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. We do not believe the adoption of ASU 2013-08 will have a material impact on our financial statements.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. Realized gains and losses from investment transactions are calculated utilizing the high cost method. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities sold short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities sold short) as reported by that exchange.

A-23

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board in accordance with authoritative guidance.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service.

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security sold short) does not fairly reflect the market value of the security, the security may be valued at fair value in good faith pursuant to procedures adopted by the Board.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value, taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board.

The Fund follows authoritative guidance for fair value measurement. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund recognizes transfers into and out of levels indicated above at the end of the reporting period. There were no such transfers during the year ended September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

A-24

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

The Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Active Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04). ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The adoption of ASU 2011-04 did not have a material impact on the Fund’s financial statements.

The following is a summary of the inputs used, as of September 30, 2014, in valuing the Fund’s investments at fair value.

	Level 1	Level 2	Level 3	Balance September 30, 2014
Assets
Common Stock	$1,634,729,103	$—	$—	$1,634,729,103
Convertible Bond	—	11,697,397	—	11,697,397
Total Return Swaps	—	3,987,519	—	3,987,519

Total Assets	$1,634,729,103	$15,684,916	$—	$1,650,414,019

Liabilities
Common Stock	$430,750,853	$—	$—	$430,750,853

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2014, $65,953,251 in cash equivalents were held in a BNY Mellon Money Market Account.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with authoritative guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum

A-25

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

2. Significant Accounting Policies (continued)

e. Income Taxes (continued)

amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2014, the Fund had no deferred tax liability.

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

f. Due to/from Brokers

Due to/from brokers consists of U.S. dollar cash balances held at the Fund’s prime brokers (Morgan Stanley & Co., Inc. and Credit Suisse Securities (USA) LLC). The Fund is charged interest on cash it borrows at agreed upon rates with its prime brokers. The amount due from broker primarily represents receivables for funds held by the broker which result from proceeds of short sales and cash proceeds from the unwind of swap positions. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 2.00% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. During the year ended September 30, 2014, Management Fees totaled $28,163,939, of which $2,528,586 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

A-26

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

4. Incentive Fee (continued)

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

Fiscal Period means each period ending on the Fund’s fiscal year-end, provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

During the year ended September 30, 2014, earned incentive amounted to $286,519, all of which was paid during the reporting period.

5. Shareholder Servicing Fee

Under the terms of the distribution agreement with the Fund, the Fund pays ongoing shareholder servicing fees to the Underwriter to compensate it for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. The Underwriter may retain all or a portion of these payments. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.25% (on an annualized basis) of the net asset value of the Fund.

During the year ended September 30, 2014, Shareholder Servicing Fees amounted to $3,513,567. At September 30, 2014, $316,073 remained payable and is included in the accompanying Statement of Assets and Liabilities.

6. Administration Fee, Related Party and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

Mainsail Group, L.L.C. (previously defined as the “Underwriter”), an underwriter under the federal securities laws, serves as underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the underwriter’s distribution agreement with the Fund, the Underwriter may retain unaffiliated brokers or dealers (i.e. “Selling Agents”) to assist in the distribution of Shares. For the year ended September 30, 2014, the Underwriter did not receive compensation from the Fund.

A-27

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

6. Administration Fee, Related Party and Other (continued)

Each Independent Trustee receives an annual retainer of $15,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of- pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

8. Securities Transactions

Aggregate purchases and sales of investment securities for the year ended September 30, 2014, amounted to $2,025,731,239 and $1,826,285,001, respectively. Aggregate proceeds received and paid for securities sold, not yet purchased for the year ended September 30, 2014, amounted to $855,383,977 and $891,999,768, respectively.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33 1/3 percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Adviser expects that the Fund’s investment program will make frequent use of leverage.

For the year ended September 30, 2014, the average daily amount of such borrowings was $2,387,312 and the daily weighted average annualized interest rate was 1.25%.

A-28

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

10. Transactions in Shares

Transactions in Shares were as follows:

For the Year Ended September 30, 2014 Shares
Shares at the beginning of the period	87,074,958
Shares sold	38,553,809
Shares reinvested	415,514
Shares repurchased	(10,964,228)

Net increase (decrease)	28,005,095

Shares at the end of the period	115,080,053

As of September 30, 2014, the Investment Adviser and its affiliates own 10,203.315 shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/(depreciation) on swap contracts is reflected on the Statement of Operations and Schedule of Swap Contracts within these financial statements. The net change in unrealized appreciation/(depreciation) on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/(depreciation) from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

A-29

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non- investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At September 30, 2014, the fair value of bonds and other fixed-income securities was $11,697,397.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail Shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail Shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these Shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their Shares at net asset value in large blocks (typically 50,000 Shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail Shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

At September 30, 2014, the fair value of Exchange Traded Funds was $(5,589,840).

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase Shares of money market mutual funds

A-30

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk (continued)

that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of Shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

There was no activity of the above-mentioned investments in the Fund during the year ended September 30, 2014.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security).

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

A-31

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Call and Put Options on Individual Securities (continued)

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

There was no activity of the above-mentioned investments in the Fund during the year ended September 30, 2014.

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/(depreciation) from investment activities and foreign currency transactions on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

12. Balance Sheet Offsetting

In the normal course of business the Fund has entered into derivative transactions subject to an enforceable master netting agreement. The netting agreement allows the Fund and the counterparty to make net payments in respect of all transactions in the same currency, settling on the same date. The Fund posts cash as collateral with the Custodian for the counterparty and is held by the Custodian in a segregated account and its use is restricted. The Fund receives or posts cash as collateral with its prime broker based on the unrealized gain/loss of the swaps.

In the event of default (i.e., the Fund a) fails to post said collateral, b) fails to comply with any restrictions or provisions, or c) fails to comply with or perform any agreement or obligation), then the counterparty has the right to set-off any amounts payable by the Fund with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty has the right to liquidate, sell, pledge, re-hypothecate, or dispose of such posted collateral to satisfy any outstanding obligations.

A-32

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

12. Balance Sheet Offsetting (continued)

The table below presents the swap contracts that are set-off, if any, as well as collateral delivered, related to those swap contracts as of September 30, 2014.

Offsetting of Financial Assets and Derivative Assets

	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Total return swaps	$5,808,189	$(1,820,670)	$3,987,519	$—	$(10,520,000)	$(6,532,481)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Total return swaps	$1,820,670	$(1,820,670)	$—	$—	$91,317,237	$—

The fair value of derivative instruments as of September 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Notional	Net unrealized appreciation on total return swaps on the Statement of Assets and Liabilities
Total return swaps—Long	$191,781,198	$315,336
Total return swaps—Short	(231,185,425)	3,672,183

Total	$(39,404,227)	$3,987,519

Effect of derivative instruments trading activities for the year ended September 30, 2014:

Derivatives not accounted for as hedging instruments	Realized gain/(loss) from total return swaps recognized on the Statement of Operations	Net change in unrealized gain/(loss) of total return swaps recognized on the Statement of Operations
Total return swaps—Long	$10,094,831	$(1,262,644)
Total return swaps—Short	(13,844,359)	3,110,889

Total	$(3,749,528)	$1,848,245

A-33

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

13. Federal Income Tax Information

At September 30, 2014, the aggregate cost and proceeds for Federal income tax purposes of portfolio investments and securities sold, not yet purchased was $1,423,299,394, and $434,871,590, respectively. For Federal income tax purposes, at September 30, 2014, accumulated net unrealized gain on portfolio investments was $223,127,106, consisting of $274,140,131 gross unrealized gain and $51,013,025 gross unrealized loss. The accumulated net unrealized gain on securities sold, not yet purchased, was $4,120,737, consisting of $30,085,359 gross unrealized gain and $25,964,622 gross unrealized loss. The difference between book basis and tax basis unrealized gain on portfolio investments and unrealized gain on securities sold, not yet purchased is attributable primarily to cumulative loss deferrals on wash sales and investments in partnerships and loss deferrals on unsettled short positions, respectively.

During the year ended September 30, 2014, taxable gain differs from net decrease in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses; (3) net deferral of qualified late year losses and (4) recognition of unrealized gain/(loss) of swap contracts currently in taxable income. Listed below is a reconciliation of net increase in net assets resulting from operations to taxable gain for the fiscal year ended September 30, 2014.

Net decrease in net assets resulting from operations	$(33,505,801)
Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	20,824,817
Book/tax difference due to deferred wash sales losses	13,707,205
Book/tax difference due to short sales	(315,982)
Capital losses utilized	—
Current year deferral of qualified late-year losses	61,621,811
Other book-tax differences	(871,476)

Taxable Gain(1)	$61,460,574

(1)

The Fund’s taxable gain is an estimate and will not be finally determined until the Fund files its tax return for the year ended September 30, 2014. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2014, the components of net assets on a tax basis were as follows:

Accumulated undistributed net investment loss	$(69,349,851)
Accumulated net realized losses on investments	4,604,514
Accumulated unrealized gain from investment activities and foreign currency transactions	233,063,887
Paid-in capital	1,300,581,120

Total Net Assets	$1,468,899,670

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2011 through 2014, and has concluded that no provision for income tax is required in the

A-34

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

13. Federal Income Tax Information (continued)

Fund’s financial statements. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules including the unlimited carryover of future capital losses. In general, the provisions of the Act became effective for the Fund’s fiscal year beginning after October 31, 2011.

During the year ended September 30, 2014, the tax character of the dividends paid by the Fund was $2,989,243 ordinary income and $3,250,476 long-term capital gains.

A-35

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

14. Financial Highlights

The following table includes selected data for a share outstanding throughout the periods shown. Effective November 1, 2012, the Fund’s fiscal year end was changed from October 31 to September 30. Fiscal period end September 30, 2013 was the first since the Fund changed its fiscal year end from October 31 to September 30.

	For the Year Ended September 30, 2014	For the Eleven Months Ended September 30, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Period March 1, 2010 (commencement of operations) through October 31, 2010
Net asset value per Share, beginning of period	$13.06	$11.33	$11.13	$10.57	$10.00

Income from investment operations (a):
Net investment loss	(0.38)	(0.75)	(0.59)	(0.74)	(0.66)
Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	0.14	2.48	0.85	1.30	1.23

Total income/(loss) from investment operations	(0.24)	1.73	0.26	0.56	0.57

Distributions to shareholders:
Realized capital gains	(0.06)	—	(0.06)	—	—

Total distributions to shareholders	(0.06)	—	(0.06)	—	—

Net asset value per Share, end of period	$12.76	$13.06	$11.33	$11.13	$10.57

Total return—gross (b) (c) (e)	(1.76%)	19.06%	2.93%	6.55%	7.32%
Total return—net (b) (c) (e)	(1.84%)	15.27%	2.38%	5.30%	5.70%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	1,468,900	1,137,349	694,581	325,272	152,052
Average net assets (dollars in thousands), end of period	1,408,062	931,507	519,202	269,839	65,890
Ratio of expenses to average net assets (d) (e)	3.99%	7.99%	5.68%	6.81%	9.81%
Ratio of expenses without incentive fee to average net assets (d) (e)	3.97%	4.01%	5.03%	5.38%	6.27%
Ratio of incentive fee to average net assets (c) (e)	0.02%	3.98%	0.65%	1.43%	3.54%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (d) (e)	2.49%	2.50%	2.58%	2.86%	3.58%
Ratio of dividend and interest expense to average net assets (d) (e)	0.75%	0.61%	0.98%	1.09%	1.17%
Ratio of security trading related expenses to average net assets (d) (e)	0.73%	0.90%	1.46%	1.43%	1.52%
Ratio of net investment loss to average net assets (d) (e)	(2.87%)	(6.84%)	(4.57%)	(5.75%)	(8.62%)
Portfolio turnover on investments in securities (c)	113%	127%	97%	108%	148%
Average debt ratio (d)	0.16%	0.21%	0.03%	0.12%	0.37%
A-36

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (concluded)

14. Financial Highlights (continued)

(a)	Per Share amounts presented are based on monthly Shares outstanding throughout the period indicated.

(b)

Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	Annualized for periods of less than one year.

(e)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

15. Subsequent Events

Subsequent to September 30, 2014, and through November 26, 2014, the Fund had capital subscriptions of $21,785,422.

Pursuant to a written agreement with an effective date of December 18, 2014, the Adviser will agree to contractually reduce the Management Fee from a monthly fee computed at the annual rate of 2.00% of the Fund’s average daily net assets to a monthly fee computed at the annual rate of 1.50% of the Fund’s average daily net assets. Unless modified or terminated by the Board, this Management Fee reduction shall remain in effect indefinitely.

In connection with the reduction of the Management Fee, the Board approved a modification to the Fund’s Shareholder Servicing Fees. Effective December 18, 2014, Shareholder Servicing Fees will be restructured as Distribution and Shareholder Servicing Fees and the maximum fee will increase from 0.25% (on an annualized basis) of the net asset value of the Fund to 0.75% (on an annualized basis) of the net asset value of the Fund. In addition to compensating the Underwriter for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund, the restructured Distribution and Shareholder Servicing Fees will now be used to compensate Selling Agents for selling shares of the Fund and marketing the Fund.

A-37

PART C – OTHER INFORMATION

Item 25. Financial Statements and Exhibits

25(1)	Financial Statements:

The financial statements of the Registrant, for the period September 30, 2013 through September 30, 2014, are included as Appendix A in Part B of the Registrant’s Registration Statement.

25(2)	Exhibits

	(a)(1)	Certificate of Trust, dated June 26, 2009.(1)

	(a)(2)	Certificate of Amendment to Certificate of Trust, dated June 30, 2009.(1)

	(a)(3)	Certificate of Amendment to Certificate of Trust, dated August 7, 2009.(2)

	(a)(4)	Certificate of Amendment to Certificate of Trust, dated October 1, 2009.(2)

	(a)(5)	Certificate of Amendment to Certificate of Trust, dated November 17, 2009.(2)

	(a)(6)	Amended and Restated Certificate of Trust, dated December 29, 2009.(2)

	(a)(7)	Agreement and Declaration of Trust.(1)

	(a)(8)	Amended and Restated Declaration of Trust.(2)

	(b)	By-Laws of Registrant.(1)

	(c)	Not Applicable.

	(d)	Incorporated by reference to Exhibits (a)(3) and (b) above.

	(e)	Included in Registrant’s Prospectus.

	(f)	Not Applicable.

	(g)	Form of Investment Advisory Agreement between the Registrant and SilverBay Capital Management LLC (the “Adviser”).(2)

	(h)(1)	Form of Distribution Agreement between the Registrant and Mainsail Group, L.L.C. (“Mainsail” or the “Underwriter”).(2)

	(h)(2)	Form of Selling and Shareholder Servicing Agreement between the Underwriter and the dealers to become parties thereto.(2)

	(i)	Not Applicable.

	(j)(1)	Form of Custodian Services Agreement between the Registrant and The Bank of New York Mellon (“BNY”).(2)

	(j)(2)	Form of Special Custody Account Agreement by and among the Registrant, BNY and Morgan Stanley & Co. Incorporated.(2)
C-1

(j)(3)	Form of Special Custody Account Agreement by and among the Registrant, BNY and Credit Suisse Securities (USA) LLC.(6)

(j)(4)	Form of Foreign Custody Manager Agreement by and among the Registrant and The Bank of New York Mellon.(5)

(k)(1)	Form of Administration and Accounting Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”).(2)(4)

(k)(2)	Form of Transfer Agency Services Agreement between the Registrant and PNC.(2)(4)

(k)(3)	Power of Attorney.(3)

(l)(1)	Opinion and Consent of Kramer Levin Naftalis & Frankel LLP.*

(l)(2)	Opinion and Consent of Richards, Layton and Finger, P.A.*

(m)	Not Applicable.

(n)	Consent of Grant Thornton LLP, the independent registered public accountant of the Registrant.*

(o)	Not Applicable.

(p)	Form of Agreement Regarding Provision of Initial Capital.(2)

(q)	Not Applicable.

(r)	Joint Code of Ethics of the Adviser and Mainsail.(6)

(1) Previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-160653), filed July 17, 2009.

(2) Previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File Nos. 333-160653 and 811-22312), filed December 30, 2009.

(3) Previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File Nos. 333-160653 and 811-22312), filed December 16, 2009.

(4) BNYMIS (formerly PNC Global Investment Servicing (U.S.) Inc.) currently serves as the Registrant’s administrator.

(5) Previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File Nos. 333- 179747 and 811-22312), filed February 27, 2012.

(6) Previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186928 and 811-22312), filed February 27, 2013.

* Filed herewith.

C-2

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses, payable by the Registrant in connection with the issuance and distribution of the securities covered by this registration statement.

All Figures are estimates
Registration fees	$21,993
Legal fees and expenses	$75,000
Printing and mailing	$36,000
Accounting fees and expenses	$15,750
Blue Sky fees	$25,200
Total	$173,943

Item 28. Persons Controlled by or Under Common Control

Not applicable.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s shares as of November 1, 2014:

Title of Class	Number of Record Holders
Shares of Beneficial Interest	10,250

Item 30. Indemnification

Reference is made to Section 2, Article VII of the Registrant’s Amended and Restated Declaration of Trust (“Declaration of Trust”), previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-160653 and 811-22312), filed December 30, 2009, and Section 13(a) of the Registrant’s Investment Advisory Agreement (the “Advisory Agreement”), previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File Nos. 333-160653 and 811-22312), filed December 30, 2009. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

C-3

The Registrant will maintain insurance on behalf of any person who is an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of the Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, officer, or partner of the Adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of the Adviser, as filed with the SEC on March 28, 2013, and is incorporated herein by this reference.

Item 32. Location of Accounts and Records

BNYMIS, the Fund’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 301 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser at 350 Madison Avenue, 9th Floor, New York, New York 10017.

Item 33. Management Services

Except as described or in the SAI under the caption “Investment Advisory and Other Services” and “General Information,” the Registrant is not a party to any management service related contract.

Item 34. Undertakings

The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

The Registrant additionally undertakes, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), as follows:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(b) To reflect in the Prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

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(c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the undersigned certifies that it meets all of the requirements for immediate effectiveness of this registration requirement pursuant to Rule 486(b) under the Securities Act of 1933, as amended, and has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 23rd day of January, 2015. This registration statement has been filed for no purpose other than to: (i) register additional shares of common stock; (ii) bring the financial statements up to date pursuant to Section 10(a)(3) of the Securities Act; and (iii) designate a new effective date for Post-Effective No. 1 to the Fund’s Registration Statement on Form N-2 (File Nos. 333-193501 and 811-22312) filed on November 26, 2014 which has not yet become effective.

ACAP STRATEGIC FUND

By:	/s/ Gregory D. Jakubowsky
Name: Gregory D. Jakubowsky
Title: President and Principal Executive Officer

Pursuant to requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated.

	Title	Date
/s/ Gregory D. Jakubowsky	President, Principal Executive Officer and Trustee	January 23, 2015
Gregory D. Jakubowsky

/s/ George Mykoniatis	Treasurer and Principal Financial Officer	January 23, 2015
George Mykoniatis

/s/ William F. Murphy	Trustee	January 23, 2015
William F. Murphy*

/s/ Jorge Orvananos	Trustee	January 23, 2015
Jorge Orvananos*

*By:	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, attorney-in-fact

EXHIBIT INDEX

Exhibits	Description

(l)(1)	Opinion and Consent of Kramer Levin Naftalis & Frankel LLP

(l)(2)	Opinion and Consent of Richards, Layton and Finger, P.A.

(n)	Consent of Grant Thornton LLP, the independent registered public accountant of the Registrant